SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-12

                    Franchise Finance Corporation of America
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                         NOTICE OF 2000 ANNUAL MEETING
                              AND PROXY STATEMENT

                            ANNUAL MEETING TO BE HELD
                                  MAY 10, 2000

                                   ----------

Dear Shareholder:

     On behalf of the Board of Directors, I cordially invite you to attend the 2000 Annual Meeting of Shareholders of Franchise Finance Corporation of America to be held at The Fairmont Scottsdale Princess, 7575 East Princess Drive, Scottsdale, Arizona on Wednesday, May 10, 2000 at 10:00 a.m. local time.

     The Notice of Annual Meeting of Shareholders and the proxy statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

     Whether you own a few or many shares of stock of Franchise Finance Corporation of America, it is important that your shares be represented. In addition to the election of directors and the ratification of the selection of the Company's independent auditors, there are two important proposals being presented at this year's meeting for you to review. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.

     You will notice that this year we have changed the format of the proxy statement to make it easier to understand. The Securities and Exchange Commission is encouraging companies to write documents for investors in plain English and we support this effort.



                                        Sincerely,

                                        /s/ Morton H. Fleischer


March 31, 2000                          Morton H. Fleischer,
                                        Chairman of the Board and
                                        Chief Executive Officer

                  ---------------------------------------------

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

                  ---------------------------------------------

                             TO BE HELD MAY 10, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Franchise Finance Corporation of America, a Delaware corporation (the "Company"), will be held on Wednesday, May 10, 2000 at 10:00 a.m. local time, at The Fairmont Scottsdale Princess, 7575 East Princess Drive, Scottsdale, Arizona for the following purposes:

     1.   To elect ten directors to the Board of Directors.

     2. To consider and vote upon a proposal to amend the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") to extend the term of the Stock Option Plan to June 1, 2004.

     3.   To  consider  and  vote  upon  a  proposal  to  change  the  state  of
          incorporation   of  the  Company  from   Delaware  to  Maryland   (the
          "Re-Incorporation").

     4. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

     5. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

     Only shareholders of record at the close of business on March 15, 2000 are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

     You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage paid, return-addressed envelope provided for that purpose. By returning your Proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior Proxy and vote in person as set forth in the proxy statement.

     THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.


                                         By Order of the Board of Directors
Scottsdale, Arizona                      Dennis L. Ruben,
Dated:  March 31, 2000                   Secretary

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

General Information.........................................................   1

About the Meeting...........................................................   1

      What is being voted on at the Meeting?................................   1

      Who can vote at the Meeting?..........................................   2

      What constitutes a quorum for the Meeting?............................   2

      How do I vote?........................................................   2

      Can I vote by telephone or electronically?............................   2

      Can I change my vote after I return my proxy card?....................   2

      What vote is required to approve each item?...........................   3

Proposal No. 1 - Election of Directors......................................   4

Executive Compensation......................................................   9

Report of the Compensation Committee on Fiscal 1999 Executive Compensation..  15

Shareholder Return Performance Graph........................................  20

Proposal No. 2 - Amendment to the Company's  1995 Stock Option and
  Incentive Plan............................................................  21

Proposal No. 3 - Change of the Company's  State  of Incorporation from
  Delaware to Maryland......................................................  24

Proposal No. 4 - Ratification of Selection of Independent Auditors..........  35

Security Ownership of Certain Beneficial Owners and Management..............  36

Certain Relationships and Related Transactions..............................  37

Solicitation of Proxies.....................................................  38

Annual Report...............................................................  38

Shareholder Proposals for 2001 Annual Meeting...............................  38

Other Matters...............................................................  38

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees......  39

APPENDIX A - Articles of Amendment and Restatement
APPENDIX B - Bylaws

                    FRANCHISE FINANCE CORPORATION OF AMERICA
                           17207 North Perimeter Drive
                         Scottsdale, Arizona 85255-5402

                    ----------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 10, 2000

                    ----------------------------------------

                               GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Franchise Finance Corporation of America, a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at The Fairmont Scottsdale Princess, 7575 East Princess Drive, Scottsdale, Arizona, on
Wednesday, May 10, 2000 at 10:00 a.m. local time, and at any and all postponements or adjournments thereof (collectively referred to herein as the "Meeting"). This proxy statement, the accompanying form of proxy (the "Proxy") and the Notice of Annual Meeting will be first mailed or given to the Company's shareholders on or about March 31, 2000.

     Because many of the Company's shareholders may be unable to attend the Meeting in person, the Board solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

     (1) read this proxy statement carefully;

     (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

     (3) sign, date and return the Proxy by mail in the postage-paid, return addressed envelope provided for that purpose.

                                ABOUT THE MEETING

WHAT IS BEING VOTED ON AT THE MEETING?

     The Board is asking  shareholders  to  consider  four items at this  year's
Meeting: (1) the election of ten directors to the Board, (2) a proposal to extend the term of the Company's 1995 Stock Option and Incentive Plan to June 1, 2004, (3) a proposal to change the state of incorporation of the Company from Delaware to Maryland (the "Re-Incorporation"), and (4) a proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

     The Re-Incorporation is being proposed in order to save the Company approximately $150,000 annually. This is the amount that the Company currently pays each year in Delaware franchise taxes. Your consideration of this proposal is very important as it requires the approval of a majority of the outstanding shares of the Company's common stock, $.01 par value per share (the "Shares"), which is a greater approval percentage than required for items the Company typically presents for your consideration each year. If the Re-Incorporation is approved:

     *    the  Company   will  be  merged  with  a  newly   organized   Maryland
          corporation;
     * there will be no change in the Company's name, business, directors, management, fiscal year, assets or liabilities or the location of its principal executive offices; and
     * the Company will then be governed by Maryland law and the charter and bylaws attached to this proxy statement as appendices A and B, respectively.

For a more detailed description of the Re-Incorporation, including a comparison of Delaware and Maryland law, see "PROPOSAL NO. 3 - CHANGE OF THE COMPANY'S STATE OF INCORPORATION FROM DELAWARE TO MARYLAND" below.

WHO CAN VOTE AT THE MEETING?

     The Board of Directors set March 15, 2000 as the record date for the meeting. Only persons holding Shares of record at the close of business on March 15, 2000 will be entitled to receive notice of and to vote at the Meeting. On the Record Date there were 56,319,099 Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the Company's shareholders at the Meeting.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

     Those Shares present, in person or by Proxy, including Shares as to which authority to vote on any proposal is withheld, Shares abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's Shares on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. Each of these categories will be tabulated separately. The presence, in person or by Proxy, of 28,159,550 Shares are necessary to establish a quorum at the Meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct, unless you later revoke the Proxy. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by a Proxy will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder (that is, if you hold your Shares in certificate form) and you attend the meeting, you may deliver your completed proxy card in person. If you hold your Shares in "street name" (that is, if you hold your Shares through a broker or other nominee) and you wish to vote in person at the meeting, you will need to obtain a proxy form from the institution that holds your Shares.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     If you hold your Shares in "street name", you may be able to grant your Proxy by telephone, or electronically over the Internet, by following the instructions included with your proxy card. If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to grant your Proxy by telephone or electronically.

     The deadline for granting your Proxy by telephone or electronically is 11:59 p.m., New York City time, on May 9, 2000.

     If you are a registered shareholder, then you may not grant your Proxy by telephone or over the Internet. You must complete and sign the accompanying proxy card and return it to the Company in the enclosed postage pre-paid envelope. You may also vote in person at the Meeting.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with the Secretary of the Company, at the address indicated above, either a written notice of revocation, a duly executed Proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the meeting in person and so request. However, attendance at the meeting will not by itself revoke a previously granted Proxy. If you want to change or revoke your Proxy and you hold your Shares in "street name," contact your broker or the nominee that holds your Shares.

     Any written notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The election of each director nominee (Proposal 1) requires the affirmative vote of a plurality of the Shares present or represented to vote at the Meeting (which is the ten directors receiving the most votes). The Company's shareholders are not entitled to cumulate votes with respect to the election of directors.

     THE RE-INCORPORATION. The approval of the Re-Incorporation (Proposal 3) requires the affirmative vote of a majority of the Company's outstanding Shares.

     OTHER ITEMS. The affirmative vote of a majority of the voting power present at the Meeting is required for approval of the amendment to the Stock Option Plan (Proposal 2), ratification of the selection of Arthur Andersen LLP as the

Company's independent auditors (Proposal 4) and all other business not described in this proxy statement and properly submitted to the shareholders for their consideration at the Meeting.

     If you hold your shares in "street name", your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

     Abstentions are counted in tabulations of the voting power present for each proposal presented to shareholders, while broker non-votes are not counted for purposes of determining whether a proposal has been approved. Therefore, for Proposal No. 1, the election of directors, abstentions and broker non-votes have no effect. For Proposal No. 3, the Re-Incorporation, abstentions and broker non-votes have the same effect as votes against the Re-Incorporation. For all other matters presented at the meeting, broker non-votes will have no effect and abstentions will have the same effect as votes against the proposals.

     Votes cast by Proxy will be tabulated by an automated system administered by Gemisys Transfer Agents, the Company's tabulation agent. Votes cast by proxy or in person at the Meeting will be counted by the independent persons appointed by the Company to act as election inspectors for the Meeting.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     It is intended that the Shares represented by properly granted Proxies will be voted to elect the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board and all of the nominees have indicated a willingness to serve as a director if elected. If elected, each nominee will serve until the 2001 Annual Meeting of Shareholders or until his earlier removal or resignation. The Board has no reason to believe that any of the director nominees will be unable to serve as a director or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board. There are no family relationships among any directors and executive officers of the Company.

     The affirmative vote of a plurality of the Shares present or represented to vote at the Meeting is necessary to elect each director nominee. Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS GRANT AUTHORITY FOR THE ELECTION
                   OF THE NOMINEES TO THE BOARD OF DIRECTORS

DIRECTORS

     The following table sets forth certain information with respect to the directors of the Company:

                         Principal Occupation or Employment During the Past     Director of the
Name and Age                       Five Years; Other Directorships               Company Since
------------                       -------------------------------               -------------
Morton H. Fleischer      Director,   Chairman   of  the   Board  and  Chief     June 22, 1993
(63)                     Executive Officer of the Company. Mr. Fleischer
                         previously served as the President, Chief Executive
                         Officer and director of Franchise Finance
                         Corporation of America I, a Delaware corporation
                         ("FFCA I") (a predecessor corporation of the
                         Company) since its formation in 1980. Mr. Fleischer
                         has acted as an individual general partner (or
                         general partner of the general partner) of the
                         eleven public limited partnerships that were
                         consolidated to form the Company in 1994. In
                         addition, he was a general partner (or general
                         partner of the general partner) in the following
                         public limited partnerships which invested in travel
                         plazas and were liquidated in 1999: Participating
                         Income Properties 1986, L.P.; Participating Income
                         Properties II, L.P.; and Participating Income
                         Properties III Limited Partnership. Mr. Fleischer is
                         currently the general partner of the general partner
                         of Scottsdale Land Trust Limited Partnership, a
                         publicly owned limited partnership involved in
                         commercial land development.

Willie R. Barnes, Esq.   Corporate and securities law attorney. Mr. Barnes      March 14, 1995
(68)                     has been a partner in the law firm of Musick, Peeler
                         & Garrett since June 1992. He is a member of the
                         Business Law Section of the American Bar
                         Association, in addition to other committees. Mr.
                         Barnes was appointed as the Commissioner of
                         Corporations for the State of California in 1975 and
                         is a member of the California Senate Commission on
                         Corporate Governance, Shareholder Rights and
                         Securities Transactions. He is currently a director
                         and secretary of American Shared Hospital Services.

                         Principal Occupation or Employment During the Past     Director of the
Name and Age                       Five Years; Other Directorships               Company Since
------------                       -------------------------------               -------------
Kelvin L. Davis          Mr. Davis is a partner in The Texas Pacific Group,     March 13, 1998
(36)                     an international private equity investment firm. Mr.
                         Davis joined The Texas Pacific Group in March 2000.
                         Prior to joining The Texas Pacific Group, Mr. Davis
                         was the President and Chief Operating Officer of
                         Colony Capital, Inc., an international real
                         estate-related investment firm. Mr. Davis was
                         employed with Colony since its formation in 1991.
                         Prior to 1991, Mr. Davis was a principal of RMB
                         Realty, Inc. Prior to that time he was employed by
                         Goldman, Sachs & Co. and Trammell Crow Company. Mr.
                         Davis is currently a director of Crestline Capital
                         Corporation and a director of Harvey's Casin*
                         Resorts.

Kathleen H. Lucier       Ms. Lucier is Principal of Stiglich Lucier & Co., a    January 28, 2000
(46)                     strategic visioning firm focused on international
                         and national banking, finance and retail
                         enterprises. Ms. Lucier has been with Stiglich
                         Lucier & Co. since its formation in August 1999. She
                         previously served as Executive Vice President for
                         the Southwest Region for Wells Fargo Bank with
                         responsibility for Arizona and Nevada from November
                         1996 to November 1998. Prior to that time, she held
                         various management, sales, marketing and operation
                         positions at Wells Fargo.

Dennis E. Mitchem        Director of Corporate Relations, Northern Arizona      January 29, 1996
(68)                     University since October 1998. Mr. Mitchem has also
                         served as Executive Director of Habitat for
                         Humanity, Valley of the Sun, from April 1996 t*
                         October 1998, and prior to that time was an
                         independent management consultant for privatization
                         and financial services projects. From March 1994 to
                         December 1995, Mr. Mitchem worked in Moscow serving
                         as a consultant to the Russian Privatization Center
                         in the establishment of its local Privatization
                         Centers. From July 1992 to February 1994, he was
                         Managing Director of CAJV, a joint venture between
                         Arthur Andersen and Castillo Company, Inc., and
                         managed the Denver, Colorado, financial processing
                         center of the Resolution Trust Corporation. From
                         1954 to June 1993, he was employed by Arthur
                         Andersen LLP, where he became a partner in 1967 and
                         retired as a senior partner in June 1993.

Louis P. Neeb            Chairman of the Board and Chief Executive Officer of   August 1, 1994
(60)                     Mexican Restaurants, Inc. since October 1995. Mr.
                         Neeb also serves as President of Neeb Enterprises,
                         Inc., a restaurant consulting firm. He was President
                         and Chief Executive Officer of Spaghetti Warehouse,
                         Inc., from 1991 to January 1994 and President of
                         Geest Foods USA from September 1989 to June 1991,
                         prior to which he served as President and Chief
                         Executive Officer of Taco Villa, Inc. Mr. Neeb spent
                         ten years with the Pillsbury Company in various
                         positions which included: Executive Vice President,
                         Pillsbury; Chairman of the Board, Burger King; and
                         President, Steak 'N Ale Restaurants. Mr. Neeb is
                         also a director of CEC Entertainment, Inc. (formerly
                         ShowBiz Pizza Time, Inc.) and Silver Diner
                         Development Inc. and was previously a director of On
                         the Border Cafes, Inc.

                         Principal Occupation or Employment During the Past     Director of the
Name and Age                       Five Years; Other Directorships               Company Since
------------                       -------------------------------               -------------
Kenneth B. Roath         Chairman, President and Chief Executive Officer of     August 1, 1994
(64)                     Health Care Property Investors, Inc., a real estate
                         investment trust organized in 1985 to invest, on a
                         net lease basis, in health care properties. Mr.
                         Roath is a director and chairman of the compensation
                         committee of Arden Realty, Inc. (NYSE), a real
                         estate investment trust. Mr. Roath is also the past
                         Chairman and a past member of the executive
                         committee of the National Association of Real Estate
                         Investment Trusts, Inc. ("NAREIT"). Mr. Roath is an
                         Ex-Officio member of the Board of Governors of
                         NAREIT.

Casey J. Sylla           Senior Vice President and Chief Investment Officer     August 1, 1994
(56)                     of Allstate Insurance Company. From 1992 until July
                         1995, Mr. Sylla was an Executive Officer and Vice
                         President and head of the Securities Department of
                         The Northwestern Mutual Life Insurance Company.

Christopher H. Volk      Director, President, Chief Operating Officer,          January 28, 2000
(43)                     Assistant Secretary and Assistant Treasurer of the
                         Company. Mr. Volk previously served as Executive
                         Vice President of the Company from July 28, 1995 to
                         December 31, 1999, Senior Vice
                         President--Underwriting and Research of the Company
                         from June 1, 1994 until July 28, 1995, and as Vice
                         President--Research of FFCA I from October 1989
                         until June 1, 1994.

Shelby Yastrow           Mr. Yastrow is an attorney and counsel to the law      July 24, 1997
(64)                     firm of Sonnenschein Nath & Rosenthal in Chicago,
                         Illinois. He joined McDonald's Corporation in 1978
                         as Vice President, Chief Counsel of Litigation and
                         Assistant Secretary. He was appointed Vice
                         President, General Counsel of McDonald's Corporation
                         in 1982 and Senior Vice President in 1988, before
                         being named Executive Vice President in 1995. He
                         retired from McDonald's Corporation in December
                         1997. Mr. Yastrow received his law degree from
                         Northwestern University in 1959.

Each of the persons named above has been nominated for election to the Board of Directors of the Company.

ARRANGEMENTS REGARDING THE SELECTION OF DIRECTORS

     Mr. Kelvin L. Davis is currently serving on the Board pursuant to the terms of an Investor's Agreement dated March 13, 1998 (the "Investor's Agreement"), together with a Stock Purchase Agreement dated February 13, 1998, whereby Colony SB, LLC, a Delaware limited liability company ("Colony"), an affiliate of Colony Capital, Inc., acquired 3,792,112 shares of the Company's common stock and warrants to purchase an additional 1,476,908 shares of the Company's common stock. As provided in the Investor's Agreement, Colony Investors III, L.P., the sole managing member of Colony, may designate one nominee for election to the Board at each annual meeting of shareholders of the Company, so long as Colony beneficially owns common stock representing at least 50% of its initial purchase. Pursuant to the Investor's Agreement, Mr. Davis is currently serving on the Board and is a nominee for election to the Board at the Meeting.

BOARD MEETINGS

     The Board held sixteen (16) meetings during the fiscal year ended December 31, 1999. The Board also took action one (1) time by unanimous written consent. During a director's tenure, no director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board during 1999; and (b) the total number of meetings held by all committees of the Board on which he served during 1999.

COMMITTEES OF THE BOARD

     AUDIT COMMITTEE. The current members of the Audit Committee are Messrs. Willie R. Barnes, Chairman, Dennis E. Mitchem and Casey J. Sylla. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, reviews the Company's corporate compliance procedures and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held three (3) meetings in 1999.

     EXECUTIVE COMMITTEE. The current members of the Executive Committee are Messrs. Morton H. Fleischer, Chairman, Kelvin L. Davis and Shelby Yastrow. The Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally exercise all other powers of the Board except as prohibited by law. The Executive
Committee held two (2) meetings in 1999 and took action one (1) time by unanimous written consent.

     COMPENSATION COMMITTEE. The current members of the Compensation Committee are Messrs. Kenneth B. Roath, Chairman, Kelvin L. Davis and Louis P. Neeb. The Compensation Committee, among other things, advises the Board on all matters pertaining to compensation programs and policies, establishes guidelines for employee incentive and benefit programs, makes specific recommendations to the Board relating to salaries of the executive officers and all incentive awards, reviews recommendations of the executive officers regarding salaries of the other officers of the Company and administers the Company's 1995 Stock Option and Incentive Plan. The Compensation Committee held seven (7) meetings in 1999 and took action one (1) time by unanimous written consent.

     NOMINATING AND GOVERNANCE COMMITTEE. The current members of the Nominating and Governance Committee are Messrs. Shelby Yastrow, Chairman, Willie R. Barnes and Louis P. Neeb. The Nominating and Governance Committee makes recommendations to the Board regarding the size of the Board and its makeup in terms of specific areas of expertise and diversity. The Nominating and Governance Committee also recommends the nomination of directors to be elected at each annual meeting and nominates candidates to fill any vacancies on the Board. The Nominating and Governance Committee will also consider nominees recommended by shareholders. Recommendations for the Company's 2001 Annual Meeting of Shareholders must be submitted in writing to Dennis L. Ruben, Executive Vice President, General Counsel and Secretary of the Company, at 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402. Such recommendations must include the name, address and principal business occupation of the candidate for the last five (5) years, and must be received at the Company's offices on or before December 2, 2000. The Nominating and Governance Committee held two (2) meetings in 1999.

COMPENSATION OF DIRECTORS

     The Company currently pays an annual fee of $30,000 to its Independent Directors (directors who are not employees of the Company or its affiliates). In 1999, the Independent Directors received 20% of their annual fee in non-qualified stock options to purchase Shares based upon the Black-Scholes option pricing model. In 1999, Messrs. Barnes, Davis, Halliday, Mitchem, Neeb, Roath, Sylla and Yastrow each received options to purchase 3,062 Shares at $23.375 per Share, the fair market value of the Shares on May 17, 1999, the date of grant. These options are exercisable when granted and expire ten years after the grant date.

     Directors who are employees of the Company are not paid director's fees. The Company reimburses all directors for travel expenses incurred in connection with their activities on behalf of the Company. In 1999, each Independent Director also received $500 for each committee meeting the director attended, with the chairman of the respective committee receiving $1,000 for each committee meeting.

     Following the Meeting, the Company intends to compensate its Independent Directors as follows:

     * An annual fee of $24,000, of which the Independent Directors may elect to receive all or a portion in non-qualified stock options to purchase Shares based upon the Black-Scholes pricing model that will vest quarterly during the director's annual term;
     * For the Independent Directors serving on a committee, a fee of $1,000 for each committee meeting attended in person or a fee of $500 for each committee meeting attended by telephone conference;
     * An annual grant of 6,000 non-qualified stock options to purchase Shares with an exercise price equal to the fair market value of the Shares on the date of grant, which options will vest quarterly during the director's annual term and will expire ten years after the grant date; and
     * An annual grant of 300 shares of restricted common stock of the Company that will vest upon completion of the director's annual term.

EXECUTIVE OFFICERS

     Set forth below is information about the executive officers of the Company that are not also directors of the Company, including age, principal occupation during the last five years and the date each became an executive officer of the Company. Similar information about Mr. Fleischer and Mr. Volk is provided above under "-Directors."

                                                                             Executive Officer
                                                                              of the Company
Name/Age            Present Executive Office                                      Since
--------            ------------------------                                      -----
John Barravecchia   Executive Vice President, Chief Financial Officer,          June 1, 1994
(44)                Treasurer and Assistant Secretary. Mr. Barravecchia
                    previously served as Senior Vice President, Chief
                    Financial Officer and Treasurer of the Company from
                    June 1, 1994 until July 28, 1995, and as Senior Vice
                    President of FFCA I from October 1989 until June 1,
                    1994. Prior to joining FFCA I in March 1984, Mr.
                    Barravecchia was associated with the international
                    public accounting firm of Arthur Andersen LLP.

Dennis L. Ruben     Executive Vice President, General Counsel and               June 1, 1994
(47)                Secretary. Mr. Ruben served as Senior Vice President
                    and General Counsel of the Company from June 1, 1994
                    to January 28, 1997. Mr. Ruben previously served as
                    an attorney and counsel of FFCA I from March 1991
                    until June 1, 1994. Prior to joining FFCA I, Mr.
                    Ruben was a partner with the national law firm of
                    Kutak Rock LLP.

Stephen G. Schmitz  Executive Vice President, Chief Investment Officer          May 31, 1995
(45)                and Assistant Secretary. Mr. Schmitz served as
                    Senior Vice President--Corporate Finance from June
                    1, 1994 to January 28, 1997. Mr. Schmitz previously
                    served in various other positions as an officer of
                    FFCA I from 1986 to June 1, 1994.

Catherine F. Long   Senior Vice President--Finance, Principal Accounting        June 1, 1994
(43)                Officer, Assistant Secretary and Assistant
                    Treasurer. Ms. Long served as Vice
                    President--Finance of the Company from June 1, 1994
                    to January 28, 1997. Ms. Long previously served as
                    Vice President--Finance of FFCA I from June 1990
                    until June 1, 1994. From 1978 to May 1990, Ms. Long
                    was associated with the international public
                    accounting firm of Arthur Andersen LLP.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation awarded to, earned by, or paid to (1) the Company's Chief Executive Officer ("CEO") during 1999, 1998 and 1997, and (2) the Company's other four most highly compensated executive officers whose total annual compensation exceeded $100,000 during 1999, 1998 and 1997 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                               Annual Compensation              Long-term Awards
                                         -----------------------------------  ----------------------
                                                                                          Securities
                                                                Other Annual  Restricted  Underlying
                                                       Bonus    Compensation     Stock    Options        All Other
Name and Principal Positions       Year  Salary ($)   ($)(1)        ($)         ($)(2)       (#)      Compensation(3)
----------------------------       ----  ----------   ------    ------------  ----------  ----------  ---------------
Morton H. Fleischer                1999   $500,000   $500,000        -0-          -0-         -0-           -0-
  Director, Chairman of            1998   $450,000   $450,000        -0-       $138,075       -0-           -0-
  the Board and Chief Executive    1997   $450,000      -0-          -0-          -0-       200,000         -0-
  Officer

Christopher H. Volk                1999   $300,000   $300,000        -0-          -0-         -0-         $10,430
  Director, President,             1998   $250,000   $250,000        -0-       $124,958       -0-         $10,000
  Chief Operating Officer,         1997   $250,000   $165,000        -0-          -0-       157,000       $ 9,500
  Assistant Secretary and
  Assistant Treasurer

John R. Barravecchia               1999   $225,000   $250,000        -0-          -0-         -0-         $10,450
  Executive Vice President,        1998   $200,000   $200,000        -0-        $99,966       -0-         $10,000
  Chief Financial Officer,         1997   $200,000   $138,000        -0-          -0-        82,000       $ 9,500
  Treasurer and Assistant
  Secretary

Dennis L. Ruben                    1999   $225,000   $260,000        -0-          -0-         -0-         $10,510
  Executive Vice President,        1998   $200,000   $250,000        -0-        $99,966       -0-         $10,000
  General Counsel and              1997   $200,000   $154,000        -0-          -0-        62,000       $ 9,180
  Secretary

Stephen G. Schmitz                 1999   $300,000   $300,000        -0-          -0-         -0-         $10,480
  Executive Vice President,        1998   $200,000   $300,000        -0-        $99,966       -0-         $10,000
  Chief Investment Officer and     1997   $200,000   $193,000        -0-          -0-        92,000       $ 9,375
  Assistant Secretary

----------
(1) Bonus includes the amount of cash bonus earned and accrued (a) during the period from January 1, 1999 to December 31, 1999 and paid in January 2000;
     (b) during the period from January 1, 1998 to December 31, 1998 and paid in January 1999; and (c) during the period from January 1, 1997 to December 31, 1997 and paid in January 1998.

(2) As of December 31, 1999, there were outstanding 37,978 shares of restricted stock which were valued at $909,098 using the market value of the Company's Shares at fiscal year end. The closing price of the Company's Shares on December 31, 1999 was $23 15/16. The restricted stock was granted on January 30, 1998 and January 4, 1999, and is subject to continued-service conditions on vesting. The stock granted in 1998 vests in three equal installments on the third, fourth and fifth anniversaries of the date of grant and the stock granted in 1999 vests on the first, second and third anniversaries of the date of grant. Dividends are paid on the restricted stock at the same rate as is paid on the Company's common stock. The restricted stock held at December 31, 1999 by the CEO and each of the Named Executive Officers was granted in 1998, and will first vest on January 30, 2001. Restricted stock holdings for the CEO and each of the Named Executive Officers as of December 31, 1999 and the fair market value of the restricted stock on December 31, 1999 is as follows:

                            RESTRICTED STOCK HOLDINGS

     Name              Number of Restricted Shares    Value on December 31, 1999
     ----              ---------------------------    --------------------------
Morton H. Fleischer               5,000                        $119,687
Christopher H. Volk               4,525                        $108,317
John R. Barravecchia              3,620                        $ 86,654
Dennis L. Ruben                   3,620                        $ 86,654
Stephen G. Schmitz                3,620                        $ 86,654

     The values are based upon the closing price of the Company's common stock at fiscal year end and do not reflect diminution of value attributable to the restrictions on such stock.

(3) Amounts included for Messrs. Volk, Barravecchia, Ruben and Schmitz for 1997 and 1998 in All Other Compensation represent matching Company contribution amounts received under the Company's 401(k) Plan. Amounts included for 1999 include (a) $10,000 each, representing matching Company contribution amounts received under the Company's 401(k) Plan, and (b) split dollar life insurance premiums paid by the Company corresponding to the term portion of the insurance in the following amounts: Mr. Volk $430, Mr. Barravecchia $450, Mr. Ruben $510 and Mr. Schmitz $480.

     The foregoing compensation tables do not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company makes available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer and of the group listed in the above table is less than the lesser of
(a) ten percent of the cash compensation paid to each such executive officer or to the group, respectively, or (b) $50,000, or $50,000 times the number of individuals in the group, as the case may be, and is not included in such table.

COMPENSATION PURSUANT TO PLANS

     401(k) PLAN. The Company has adopted a defined contribution savings plan (the "401(k) Plan") to provide retirement income to employees of the Company, including the executive officers referred to in the Summary Compensation Table. The 401(k) Plan is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986 (the "Code"), and incorporates features permitted under
Section 401(k) of the Code.

     The 401(k) Plan covers all employees who have completed six months of service. A participant can elect to contribute up to 15% of annual compensation on a pre-tax basis with a maximum pre-tax contribution of $10,500 for 2000. The Company provides a matching contribution, in the Company's common stock, equal to 100% of each participant's pre-tax contribution, disregarding any contribution in excess of 6% of annual compensation.

     Company contributions are subject to a vesting schedule and are 100% vested after six years of service. In determining the years of service, the Company includes the time a participant was an employee of FFCA I, a predecessor corporation of the Company. Participant contributions are invested as directed by each participant in investment funds available under the 401(k) Plan. Full retirement benefits are payable to each participant in a qualified joint and survivor annuity ("QJSA") form of payment on the first day of the month following the participant's retirement on or after his or her 65th birthday. A participant, with spousal consent, may elect to receive a cash payment in lieu of the QJSA. In general, if employment ceases before the participant reaches age 65, the vested benefits under the 401(k) Plan are paid in full at termination of employment or a later date elected by the participant. If the participant dies before his or her retirement benefits commence, the 401(k) Plan provides a qualified pre-retirement survivor annuity to the participant's spouse, or a single-sum payment to the participant's beneficiary (if the participant has not been continuously married throughout the one-year period ending on the date of his or her death).

     STOCK OPTION PLANS. The Company has one stock option plan, the 1995 Stock Option and Incentive Plan (the "Stock Option Plan"), under which options may currently be granted. Directors, executive officers, other key employees and other key persons associated with the Company are eligible to receive options under this plan.

     The Compensation Committee and the Board believe that stock-based compensation programs are a key element in achieving the Company's continued financial and operational success. The Company has established the Stock Option Plan to enable directors, executive officers, other key employees and other key persons associated with the Company to participate in the ownership of the Company. Initially, the Company reserved 3,018,804 Shares, which equaled 7-1/2% of the Shares outstanding as of March 14, 1995, for grant under the Stock Option Plan. On May 12, 1999, the shareholders approved the increase of this amount to 4,518,804 Shares. This amount may not be increased without the approval of the shareholders. The maximum number of Shares with respect to which awards may be granted to any one individual during any calendar year is 200,000. In addition, Shares may not be acquired pursuant to the Stock Option Plan if the acquisition violates the ownership limit or causes the Company to fail to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

     The Stock Option Plan is designed to attract and retain directors, executive officers, key employees and other key persons associated with the Company and to provide incentives to such persons to maximize the Company's cash flow available for distribution. The Stock Option Plan provides for the award to executive officers (including officers who are also directors) and other key employees of the Company of a broad variety of stock-based compensation alternatives such as non-qualified stock options, incentive stock options (unless the context indicates to the contrary, the term "option" shall refer to both incentive and non-qualified stock options), restricted stock and performance awards.

     The Stock Option Plan is administered by the Compensation Committee, consisting entirely of Independent Directors. The Compensation Committee shall construe and interpret the Stock Option Plan and, subject to the express provisions of the Stock Option Plan, is authorized to select from among the eligible employees of the Company the individuals to whom options, restricted stock purchase rights and performance awards are to be granted and to determine the number of Shares to be subject thereto and the terms and conditions thereof. The Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Stock Option Plan.

AWARDS UNDER THE STOCK OPTION PLAN

     TERMS AND CONDITIONS OF OPTIONS; PAYMENT. Incentive stock options granted under the Stock Option Plan are exercisable for a period of not more than ten
(10) years from the date of the grant. Any non-qualified options granted under the Stock Option Plan are exercisable at such times, in such amounts and during such periods as the Compensation Committee determines at the date of the grant. Options vest over a three or five year period for employees. If the optionee exercises the option, payment may be made either in cash, certified check or other immediately available funds, with previously issued Shares (valued as of the date of the option exercise), a combination of cash, certified check or other immediately available funds and Shares or any other consideration permitted under applicable law. The Compensation Committee may allow a delay in payment up to thirty days from the date the option is exercised; however, the Company will not issue stock certificates until it has received full payment for the Shares.

     NON-QUALIFIED STOCK OPTIONS. The Compensation Committee may grant non-qualified stock options to employee directors, officers, employees and other persons associated with the Company and such options may provide for the right to purchase Shares at a specified price which may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable in installments after the grant date. Non-qualified stock options may be granted to employee directors, officers and employees and other persons associated with the Company for any reasonable term.

     In addition, in accordance with the current terms of the Stock Option Plan, non-employee directors of the Company automatically received non-qualified stock options in 1999 in an amount equal to 20% of the dollar amount of the directors' annual retainer fee. The exercise price of the options equaled the fair market value of the Company's common stock on the date of grant. The amount of options received is determined through the application of the Black-Scholes option pricing model.

     INCENTIVE STOCK OPTIONS. Incentive stock options are designed to comply with the provisions of the Code and are subject to restrictions contained in the Code, including a requirement that exercise prices are equal to at least 100% of fair market value of the Shares on the grant date and a ten-year restriction on the option term, but may be subsequently modified to disqualify them from treatment as incentive stock options. For purposes of the Stock Option Plan, the fair market value of a Share as of a given date is the average of the daily market price for the ten consecutive trading days immediately preceding the valuation date. To the extent the aggregate fair market value of Shares with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year under the Stock Option Plan exceeds $100,000, such options shall be treated as non-qualified options to the extent required by the Code.

     RESTRICTED STOCK. Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Typically, restricted stock may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

     PERFORMANCE AWARDS. The value of performance awards may be limited to the market value, book value or other measure of the Company's common stock or other specific performance criteria deemed appropriate by the Compensation Committee. In making such determinations, the Compensation Committee considers, among other factors it deems relevant, the contributions, responsibilities and other compensation of the key employee, or person associated with the Company, at issue. The manner of exercise, payment of consideration and term of the performance awards are generally the same as those applying to stock options granted under the Stock Option Plan. The Company has not issued any performance awards.

EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has employment agreements (the "Employment Agreements") with the CEO and each of the Named Executive Officers of the Company (collectively, the "Executives"). The Employment Agreements were required by Washington Mutual Bank, FA ("Washington Mutual") in connection with a master loan purchase agreement between FFCA Acquisition Corporation, a wholly-owned subsidiary of the Company, and Washington Mutual, which agreement was subsequently assigned by FFCA Acquisition Corporation to FFCA Funding Corporation, an affiliate of the Company. Under the loan purchase agreement, Washington Mutual will purchase loans from the Company and its affiliates during a three year term ending December 31, 2002, unless extended by mutual agreement. The Company has entered into another agreement under which the loans purchased by Washington Mutual will be serviced by the Company.

     Each Employment Agreement is effective as of January 1, 2000, and terminates on December 31, 2002, unless the Executive's employment is terminated under the terms of the Employment Agreement prior to December 31, 2002. The provisions of the Employment Agreements are substantially similar except for the base salary of each Executive and the payments to Mr. Fleischer discussed below. The title and base salary for each Executive as of January 1, 2000 are:

Name                                 Title                          Base Salary
----                                 -----                          -----------
Morton H. Fleischer       Chairman of the Board and
                            Chief Executive Officer                  $525,000

Christopher H. Volk       President, Chief Operating Officer,
                            Assistant Secretary                      $350,000

John Barravecchia         Executive Vice President, Chief
                            Financial Officer,                       $250,000

Dennis L. Ruben           Executive Vice President, General
                            Counsel and Secretary                    $275,000

Stephen G. Schmitz        Executive Vice President,
                            Chief Investment Officer and
                            Assistant Secretary                      $315,000

     SALARY AND BONUS. On January 1 of each year during the term of the Employment Agreements, the base salary of each Executive will be increased by the greater of (1) five percent, (2) the average percentage salary increase awarded to all employees of the Company who are not senior executives of the Company, or (3) an amount determined by the Compensation Committee of the Company.

     In addition to base salary, the Employment Agreements require the Company to pay each Executive an annual cash bonus. The annual cash bonus will be calculated and paid to each Executive in substantially the same way as the bonuses for fiscal 1999 were calculated and paid. See "REPORT OF THE COMPENSATION COMMITTEE ON FISCAL 1999 EXECUTIVE COMPENSATION."

     ADDITIONAL BENEFITS. Each Executive is:

     * eligible to participate in any compensation plan program, employee pension, welfare benefit programs, plans and practices of the Company comparable to those maintained by the Company for other senior executives;
     * eligible to receive grants of stock options and restricted stock awards as determined in the discretion of the Compensation Committee;
     * entitled to paid vacation in the same number of business days as he was entitled to prior to the execution of the Employment Agreements; and
     * entitled to reimbursement by the Company of reasonable expenses in carrying out his duties and responsibilities.

     TERMINATIONS. Either the Company or the Executive may terminate the Executive's employment under the Employment Agreement. The amount paid to the Executive upon termination depends upon whether the termination is by the Company with or without "Cause" (as defined below) or by the Executive with or without "Good Reason" (as defined below). Cause includes:

     * the willful failure of an Executive to perform a substantial portion of his duties;
     *    gross misconduct by the Executive, including fraud or embezzlement; or
     * the Executive's conviction of, or plea of guilty or nolo contendere to, a felony.

"Good Reason" includes:

     * a material diminution or adverse change in the Executive's duties, titles or responsibilities with the Company after a Change-in-Control (as defined below);
     * a reduction in the Executive's aggregate annual cash compensation under the Employment Agreement then in effect; or
     * the relocation of the Executive's office more than 35 miles from the Company's current headquarters.

     If the Executive's employment is terminated by the Company without Cause, or if the Executive terminates his employment for Good Reason, the Executive is entitled to a cash lump-sum payment equal to three times the sum of (1) the Executive's base salary, plus (2) the actual bonus received by the Executive for the fiscal year prior to the termination (the "Actual Bonus"). In this case, the Executive is also entitled to receive standard employee benefits until December 31, 2002, immediate vesting of all outstanding stock options, stock appreciation rights and restricted stock, and some other benefits.

     If the Executive's employment is terminated by the Company for Cause, or if the Executive terminates his employment without Good Reason, the Executive is entitled to receive payments for unused vacation time and to be reimbursed by the Company for expenses payable prior to the date of termination.

     TERMINATIONS WHEN A CHANGE-IN-CONTROL OCCURS. A Change-in-Control is generally defined to include (1) transactions where a person acquires at least 25% of the voting power of the Company's then outstanding securities, (2) some mergers and business combinations, (3) the liquidation or dissolution of the Company, and (4) a change in a majority of the Board of Directors of the Company. In the event of a Change-in-Control, an Executive may voluntarily terminate his employment for any reason or no reason at all during the thirty-day period following the first annual anniversary of a Change-in-Control. In this case, the Executive will receive a cash severance payment equal to two times his base salary plus his Actual Bonus. Mr. Fleischer's Employment Agreement contains these same terms except that in this case he is entitled to receive a cash lump-sum equal to three (instead of two) times the sum of (a) his base salary, plus (b) Actual Bonus.

     AGREEMENT NOT TO COMPETE. During the term of the Executive's employment under the Employment Agreement and for the first to occur of (1) one year from the date of termination of employment of the Executive, or (2) December 31, 2002, the Executives have agreed that they will not directly or indirectly engage or have any financial interest (other than an ownership interest of less than 5% in a Company whose shares are publicly traded) in any business which is competitive with the existing business of the Company or its subsidiaries and they will not directly or indirectly solicit or offer employment to any person who is employed by the Company at any time during the 12 months immediately preceding such termination. For purposes of the Employment Agreements, a business is competitive with the Company if a significant portion of its business is derived from providing financing to operators in the chain restaurant, convenience store or automotive service and parts industries anywhere in the United States.

     EXCISE TAXES. Termination payments made under the Employment Agreements, if any, will be increased to take into account excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, or any similar tax by reason of being "contingent on a change in ownership or control" of the Company. These amounts may be material to the Company.

OPTION GRANTS TABLE

     Neither the CEO nor any of the Named Executive Officers were granted stock options under the Stock Option Plan during the fiscal year ended December 31, 1999.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table provides information related to the exercise of stock options during the year ended December 31, 1999 by the CEO and each of the Named Executive Officers and the 1999 fiscal year-end value of unexercised options.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                  OPTION VALUES

                                                         Number of Securities    Value of Unexercised
                                                        Underlying Unexercised   In-the-Money Options
                                                         Options At Fy-end (#)         At Fy-end
                                                        ----------------------   --------------------
                       Shares Acquired  Value Realized        Exercisable/            Exercisable/
        Name           On Exercise (#)       ($)             Unexercisable       Unexercisable ($)(1)
        ----           ---------------  --------------       -------------       --------------------
Morton H. Fleischer           0               0              333,333/66,667          $412,500/$-0-
Christopher H. Volk           0               0              267,541/52,334          $651,508/$-0-
John R. Barravecchia          0               0              222,666/27,334          $674,250/$-0-
Dennis L. Ruben               0               0              179,333/20,667          $612,375/$-0-
Stephen G. Schmitz            0               0              219,333/30,667          $653,625/$-0-

----------
(1) Market value of underlying Shares on date of fiscal year-end minus the exercise price. The closing price of the Company's Shares on December 31, 1999 was $23 15/16.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities ("10% Shareholders") to file with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange ("NYSE") reports of ownership and changes in ownership of equity securities of the Company and to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge (based solely upon a review of the copies of such Section 16(a) reports furnished to the Company and written representations that no other reports were required), for the Company's fiscal year ended December 31, 1999, the Company's officers, directors and 10% Shareholders, if any, have complied with the Section 16(a) filing requirements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Messrs. Kenneth B. Roath, Chairman, Kelvin L. Davis and Louis P. Neeb. No member of the Compensation Committee was previously an officer or an employee of the Company or any of its subsidiaries.

                      REPORT OF THE COMPENSATION COMMITTEE
                      ON FISCAL 1999 EXECUTIVE COMPENSATION

     The Compensation Committee of the Board (the "Compensation Committee") is responsible for establishing compensation policy and administering the compensation programs of the Company's officers. The Compensation Committee is comprised of three independent outside directors. The Compensation Committee meets at least once a year to review executive compensation policies, design of compensation programs and individual salaries and awards for executive officers.

     Pursuant to the rules regarding disclosure of Company policies concerning executive compensation, this report is submitted by Messrs. Roath, Davis and Neeb in their capacity as members of the 1999 Compensation Committee and addresses the Company's compensation policies for 1999 as they affected Mr. Fleischer (the Company's CEO) and the Company's other executive officers, including the Named Executive Officers.

OVERVIEW OF EXECUTIVE COMPENSATION POLICY AND PHILOSOPHY

     The Company's compensation philosophy for executive officers is designed to support the Company's key compensation goals which are to:

     *    Create value for our shareholders;
     *    Align compensation with the Company's strategies;
     * Reward the achievement of strategies and financial goals using incentive compensation; and
     *    Provide a competitive program that will attract and retain top talent.

     To achieve these goals, the Committee believes that a significant portion of executive compensation should be earned through short-term and long-term incentives. Currently, the executive officers' total compensation program is weighted about 30% on base salary and 70% on incentives.

     The Committee believes executive officer total compensation levels should be positioned between the 50th and 75th percentiles of larger high-performing REIT, real estate, and financial services organizations. With a significant weighting on incentives, the executive compensation program should allow for compensation in the upper quartile for superior financial and strategic results and below-average pay for below-average financial and strategic results. Specific compensation for individual officers will vary from these levels as the result of other factors considered by the Committee.

     The Committee has retained the services of independent compensation consultants to assist in the evaluation of the key elements of the Company's compensation program. The compensation consultants provide advice to the Committee with respect to competitive practices and the reasonableness of compensation paid to the executives of the Company. The Committee reviews surveys and other data supplied by the consultants in the course of their deliberations relating to compensation proposals. The Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in the NAREIT Equity Index in the Stock Price Performance chart that compares shareholder returns. Some, but not all, of the companies included in the Stock Price Performance chart are included in the compensation surveys. The Committee reviews the available competitive data, evaluates the particular needs of the Company, and evaluates each executive's performance to arrive at a decision regarding compensation programs.

     The key elements of the Company's executive compensation program consist of base salary, annual bonus, stock options and restricted stock awards. The Committee's policies with respect to each of these elements, including the basis for the compensation awarded to the CEO, are discussed below. The process used by the Committee in determining executive officer compensation levels for all of these components takes into account both qualitative and quantitative factors. These factors are not formally weighted. Among the factors considered by the Committee are the recommendations of the CEO with respect to the compensation of the Company's other key executive officers. However, the Committee makes the final compensation decisions concerning such officers.

     In making compensation decisions, the Committee considers competitive compensation practices of larger high-performing REIT, real estate, and financial services organizations. The Committee also reviews the Company's financial performance as compared to the Company's business plan and the performance of the REIT industry, particularly the Net Lease REIT business segment and other segments that have like business structures. The Committee does not formally weight these factors in its decision making process. For 1999, the Committee noted the Company's significant strategic and financial accomplishments. The Company positioned itself to attain a strategic advantage by:

     * Executing a portfolio strategy that emphasizes higher margins by focusing on mortgage origination, selling and servicing rather than mortgage securitizations and sale-leasebacks;
     * Structuring a key alliance with Washington Mutual to provide a large and more stable funding source that decreases dependence on volatile capital markets and lowers loan warehousing risks;
     * Securitizations of loans that provided the Company income growth opportunities;

     * Portfolio diversification into convenience stores and automotive parts and services to limit risk;
     *    Increasing   investment   activity   over  1998  by   almost   50%  to
          approximately $1.35 billion; and
     *    Maintaining high underwriting standards.

     Funds from operations ("FFO"), which generally includes net income, plus certain non-cash items (primarily depreciation and amortization) and excludes any gain on the sale of property or the securitization of mortgage loans, grew 11.5% over 1998 which exceeded the pre-established target performance goal and was the highest growth in the Net Lease REIT sector and for REITs of like-business structure. Also, 1999 FFO growth was at about the 75th percentile for all equity REITs in the NAREIT Equity Index. In addition, 1999 total return to shareholders provided about an 8.5% return, outperforming all companies in the Net Lease REIT sector and placing it at about the 80th percentile for all equity REITs.

     The  Compensation  Committee  does not believe that  Internal  Revenue Code
Section 162(m), which denies a deduction for compensation payments in excess of one million dollars to the CEO or a Named Executive Officer unless certain performance, disclosure, and shareholder approval requirements are met, is likely to be applicable to the Company in the near future. The Committee will reconsider the implications of Section 162(m) if and when it appears that the section may become applicable. Stock option grants under the 1995 Stock Option and Incentive Plan are intended to qualify as "performance-based" compensation not subject to the Section 162(m) deduction limitation. The current plans qualify a significant portion of the executive officers' compensation for deductibility under applicable tax laws. The Committee's intention is to
continually   evaluate   alternatives  to  ensure   executive   compensation  is
reasonable, performance-based, and consistent with the Company's overall compensation objectives. The Committee reserves the right to design programs that recognize a full range of performance criteria important to the Company's success, even where compensation payable under such programs may not be deductible.

SALARIES

     In the past, salaries for executive officers have been determined by subjectively evaluating the responsibilities of the position held and the experience and performance of the individual and comparing base salaries for comparable positions in the real estate, REIT and financial services industries. Beginning in January 2000, salaries will be determined according to the employment agreements, effective as of January 1, 2000, which are described under the section entitled "EXECUTIVE COMPENSATION - Employment and Change-in-Control Arrangements" above. According to the three-year employment agreements, on January 1 of each year base salaries will be increased by not less than 5%. The Committee may increase salaries by more than 5% if the average salary increase awarded to all Company employees exceeds 5% or the Committee determines a higher increase is warranted for one or more of the executive officers. As of January 1, 2000, the Committee increased the executive officer group's base salaries an average of 10% over 1999 salary levels. Individual salary adjustments varied based on the Committee's assessment of individual performance for 1999, review of competitive compensation survey data for comparable positions provided by outside consultants, and additional roles and responsibilities performed by the executives.

ANNUAL BONUS

     All Company employees, including the Company's executive officers and CEO, are eligible for an annual cash bonus. The purpose of the incentive bonus is to supplement the pay of executive officers (and other key management personnel) so that overall total cash compensation (salary and bonus) is competitive and properly rewards them for their efforts in achieving certain FFO targets and other objectives of the Company.

     On an annual basis the Compensation Committee and the Board set targeted FFO per Share levels ("Targeted FFO") which funds a target bonus pool. To the extent the Targeted FFO is attained, the pool will be sufficient to pay the executive officers, as well as other key personnel, their target bonuses. Executive officers receive 50% of their annual base salary if Targeted FFO is achieved. To the extent the Targeted FFO is not achieved, then the target bonus pool is reduced accordingly. The bonus pool begins to be funded at the point FFO per Share reaches 95% of Targeted FFO. This minimum level is designed to assure a threshold return to the Company shareholders before a bonus pool is funded. If the minimum 95% of Targeted FFO is not achieved, no bonus pool is funded. There is no cap on the size of the pool and therefore bonuses in excess of the target may be earned if FFO exceeds the target level. The Board believes that a fixed compensation formula may not adequately reflect all aspects of the performance of the Company or of an individual officer. Therefore, the Committee reserves a high degree of flexibility to make whatever changes it deems necessary in the size of the pool and to make such other changes it deems necessary to preserve the purpose and objectives of the incentive bonus arrangement. Individual awards are determined partly on the basis of FFO performance against the preset goal and partly on the Committee's and the CEO's subjective assessment of individual performance contributions. The CEO does not participate in or otherwise influence deliberations of the Committee relating to his own incentive award. There is no predetermined weighting between FFO financial performance and individual performance to determine awards. The Committee subjectively assesses FFO performance as compared to other REITs, personal contributions, unit/department performance, acquisitions, achievement of special strategic objectives, leadership, teamwork, and operational successes. The Committee also considers competitive compensation levels for comparable positions within the industry, including both REITs and financial services companies. The Committee may determine to pay annual bonus awards in cash, restricted stock, or a combination of the two.

     The 1999 FFO actual results of 11.5% growth exceeded the target and was the highest FFO growth performance within the Company's REIT market segment. The Company's FFO growth was also at the 75th percentile of all equity REITs. During 1999, the Company originated $1.35 billion in new investments, an increase of about 50% over the Company's 1998 level. In addition, the Company received a positive effect upon its financial condition as a result of the closing of its securitization transactions in 1999. On the basis of such performance excellence, bonus awards to the executive officers for 1999 performance ranged between 100% and 116% of base salary and were paid in cash.

     The employment agreements for Messrs. Fleischer, Volk, Barravecchia, Ruben and Schmitz require the Company to determine future annual bonuses in a manner that would not be less favorable than, and substantially similar to, the methods and timing used to calculate and pay the bonuses for fiscal year 1999.

LONG-TERM INCENTIVE COMPENSATION AWARDS

     The 1995 Stock Option and Incentive Plan (the "Stock Option Plan") provides for grants of nonqualified stock options, incentive stock options, restricted stock, and performance awards. Grants under the Stock Option Plan are based on a number of factors evaluated by the Committee including:

     *    Company performance;
     * A compensation philosophy that prefers to leverage compensation through incentives;
     *    The executive officer's position in the Company;
     *    Individual performance and responsibilities;
     * Competitive long-term incentive practices for executives in similar positions within the REIT, real estate and financial services industries;
     * Total compensation levels of comparable executives at other companies within the REIT, real estate, and financial services industries; and
     * The number of outstanding and previously granted awards to an individual.

     In addition, the size, grant frequency, and type of long-term incentives may be made on the basis of tax consequences, accounting impact, and the number of shares available for issuance. None of these factors are formally weighted by the Committee.

     Restricted stock grants are designed to increase senior management's stock ownership in the Company and to operate as an executive retention mechanism for the Company's key members of management. The grants permit employees to purchase a specified number of restricted shares of the Company's common stock at $.01 per share. Although transfer of these shares is restricted until the shares vest, the restricted shares receive dividends in the same amount and manner as the Company's Shares of common stock. The Committee grants stock options to executive officers upon the initial recommendation of senior management. The purposes of the grants are to motivate executives to improve long-term stock price and dividend performance and encourage long-term dedication to the Company. The Committee did not grant stock options or restricted stock to the Company's executive officers in 1999 because the total compensation program was under review by the Committee. The Committee expects to make additional grants in 2000.

CEO COMPENSATION AND EVALUATION

     The compensation for the CEO for 1999 was determined on the same general basis as discussed above for the executive officers. The CEO is evaluated on the basis of the Company's financial and non-financial achievements. These unweighted performance measures include FFO performance against a pre-established plan, total return to shareholders, portfolio stability and diversification, financing strategies, new investment activity, and underwriting standards. As stated earlier in the Overview of Executive Compensation Policy and Philosophy section, the Company exceeded its 1999 FFO targets, significantly outperformed the Net Lease REIT sector and the equity REIT market in FFO growth and total return to shareholders, and successfully executed its critical financing and portfolio diversification goals. Mr. Fleischer's base salary for 1999 approximates the 60th percentile of competitive practices, and his total compensation approximates the 50th percentile of competitive practices. In accordance with his Employment Agreement, Mr. Fleischer received a 5% salary increase on January 1, 2000. Mr. Fleischer is eligible for a salary increase of not less than 5% on each subsequent January 1 during the Employment Agreement term. The Committee may increase Mr. Fleischer's salary by more than 5% if the average salary increase awarded to all Company employees exceeds 5% or the Committee determines a higher increase is warranted based on performance judged by quantitative factors and qualitative factors such as the Company's FFO performance, total return to shareholders, changes in competitive compensation practices, compensation philosophy, and implementation of the strategic business plan.

     Mr. Fleischer received a discretionary cash bonus for 1999 of $500,000 which represents 100% of his 1999 base salary. This award is consistent with the Company's significant performance accomplishments in 1999 and its compensation philosophy to provide premium pay for superior financial and strategic results. The Committee placed a heavy weighting on the FFO growth achievements against the pre-established targets, although no specific weighting was designated. The Committee also subjectively considered the significant increase in new investments (up almost 50%), the completion of the strategic partnership with Washington Mutual and two securitizations used to stabilize financing, and the Company's redirection toward mortgage origination, selling and servicing rather than mortgage securitizations and sale-leasebacks. The Committee also considered as a qualitative factor the CEO's ability to develop teamwork among senior executives of the Company. Mr. Fleischer's Employment Agreement requires the Company to determine future annual bonuses in a manner that would not be less favorable than and substantially similar to the methods and timing used to calculate and pay the bonuses for fiscal year 1999.

     The Committee did not award Mr. Fleischer any stock options or restricted stock grants during 1999 because the program was under review by the Committee. The Committee expects to make additional grants in 2000. Mr. Fleischer does not participate in the Company's 401(k) plan and therefore does not receive matching contributions under the plan.

                                  Compensation Committee:

                                  Kenneth B. Roath, Chairman
                                  Kelvin L. Davis
                                  Louis P. Neeb

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The graph and table below compare the cumulative total shareholder returns (assuming reinvestment of dividends before consideration of income taxes) of the Company's Shares, the Russell 2000 Index and the NAREIT Equity Index. The Company has substituted the Russell 2000 Index for the S&P 500 Index on the graph used in prior years because the Company believes the companies included in the Russell 2000 Index are more similar to the Company in size, nature of business and operations than those included in the S&P 500 Index. In compliance with the rules of the SEC, the Company has also included the S&P 500 Index on this year's graph. The graph assumes $100 invested on December 31, 1994 in the Company's Shares and each of the indices, including the reinvestment of dividends. The stock price performance data shown on the graph below are not necessarily indicative of future price performance.

                            Cumulative Total Return
           ----------------------------------------------------------
            12/94     12/95     12/96     12/97      12/98     12/99
            -----     -----     -----     -----      -----     -----

           100.00    138.98    183.53    192.50     183.82    199.94
           100.00    137.58    169.17    225.61     290.09    351.13
           100.00    115.27    155.92    187.51     154.69    147.54
           100.00    128.40    149.59    183.14     181.94    183.30

Measurement Period                   S&P 500    NAREIT Equity   Russell 2000
(Fiscal Year Covered)    FFCA         Index          Index         Index
---------------------    ----         -----          -----         -----

12/31/94                100.00        100.00        100.00         100.00
12/31/95                138.98        137.58        115.27         128.40
12/31/96                183.53        169.17        155.92         149.59
12/31/97                192.50        225.61        187.51         183.14
12/31/98                183.82        290.09        154.69         181.94
12/31/99                199.94        351.13        147.54         183.30

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES EXCHANGE ACT OF 1934, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, BY REFERENCE, IN WHOLE OR IN PART, THE PREVIOUS REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH AND TABLE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                                 PROPOSAL NO. 2
                           AMENDMENT TO THE COMPANY'S
                      1995 STOCK OPTION AND INCENTIVE PLAN

     At a meeting held on January 28, 2000, the Board unanimously approved a resolution to amend the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan"), to extend the term of the plan to June 1, 2004. The Stock Option Plan is currently set to expire on March 15, 2000. The amendment is being recommended because the Board believes continued use of the Stock Option Plan is needed to permit the Company to continue providing the Company's directors, executive officers, key employees and other persons associated with the Company with adequate incentives and performance-based compensation. The approval of the amendment to the Stock Option Plan requires the affirmative vote of a majority of the votes cast at the Meeting.

     The following paragraphs summarize the principal features of the Stock Option Plan. The summary is subject, in all respects, to the terms of the Stock Option Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the Stock Option Plan to each person to whom this proxy statement is delivered. Requests should be directed to Dennis L. Ruben, Executive Vice President, General Counsel and Secretary of the Company at 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402.

                              AWARDS UNDER THE PLAN

     TERMS AND CONDITIONS OF OPTIONS; PAYMENT. Incentive stock options granted under the Stock Option Plan are exercisable for a period of not more than ten
(10) years from the date of the grant. Any non-qualified options granted under the Stock Option Plan are exercisable at such times, in such amounts and during such periods as the Compensation Committee determines at the date of the grant. If the optionee exercises the option, payment may be made either in cash, certified check or other immediately available funds, with previously issued Shares (valued as of the date of the option exercise), a combination of cash, certified check or other immediately available funds and Shares or any other consideration permitted under applicable law. The Compensation Committee may allow a delay in payment up to thirty days from the date the option is exercised; however, the company will not issue stock certificates until it has received full payment for the Shares.

     OPTION PRICE. The purchase price of each Share issued pursuant to the exercise of an incentive stock option granted under the Stock Option Plan may not be less than 100% of the fair market value per Share on the date of the grant, as calculated pursuant to the Stock Option Plan. For purposes of the Stock Option Plan, the fair market value of a Share on the date of grant is the average of the daily market price for the ten consecutive trading days immediately preceding the grant date. The purchase price of each Share issued pursuant to the exercise of a non-qualified stock option granted under the Stock Option Plan shall be determined by the Compensation Committee.

     TRANSFERABILITY. Options granted under the Stock Option Plan may not be transferred by the optionee except by will or by the laws of descent and distribution, and any option granted under the Stock Option Plan shall be exercisable, during the lifetime of the holder, only by such holder.

     ADJUSTMENTS; MERGERS AND CONSOLIDATIONS. The Stock Option Plan provides that in the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, combination of Shares, exchange of Shares, or other like change in capital structure of the company, an adjustment will be made to each outstanding option or performance awards granted under the Stock Option Plan such that each such option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such option had the option been exercised in full immediately prior to such change.

     VESTING. The period during which the right to exercise an option in whole or in part vests shall be set by the Compensation Committee. Generally, no portion of an option which is unexercisable at termination of employment shall thereafter become exercisable. While an option is generally only exercisable by the optionee while he or she is an employee, the Compensation Committee may allow exercise subsequent to an optionee's termination of employment, subject to certain additional limitations.

     ACCELERATION OF VESTING PROVISIONS. The Stock Option Plan authorizes the Compensation Committee to accelerate the vesting of an outstanding option upon written notice to the optionholder. An acceleration of the vesting period in accordance with such authority would not affect the expiration date of the option.

     REDUCTION OF VESTING PERIOD. The Stock Option Plan provides that outstanding options or performance awards will become immediately exercisable in the event of a change of control of the Company. For purposes of the Stock Option Plan, unless otherwise defined in any applicable agreement, a change in control would generally be deemed to have occurred when (a) any person becomes the beneficial owner of 80% or more of the total number of Shares then outstanding; (b) the Board or shareholders approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities, the result of which would be the occurrence of an event described in clause (a) above; or (c) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing.

     CANCELLATION  AND  REGRANT OF  OPTIONS.  The Stock  Option  Plan allows the
Compensation Committee to modify, extend or renew outstanding options granted under the Stock Option Plan, or accept the surrender of options outstanding under the Stock Option Plan (to the extent not theretofore exercised), and authorize the granting of a like number of new options under the Stock Option Plan in substitution of the original options, regardless of whether the vesting schedules or exercise prices are the same or different from the original options being surrendered. The grant of new options would be subject to the terms and conditions of and within the limitations of the Stock Option Plan, and any modification that would alter or impair any rights or obligations of the optionholder under an option would be prohibited in the absence of such holder's consent.

     AMENDMENTS. The Board may from time to time, insofar as permitted by law, revise or amend the Stock Option Plan in any way, except that no amendments may be made without the approval of the shareholders if such amendments (1) increase the maximum number of Shares which may be issued under the Stock Option Plan (except as otherwise provided therein), (2) change the manner of determining the exercise price, (3) extend the maximum period during which options may be granted or exercised, (4) materially modify the eligibility requirements for participation in the Stock Option Plan, or (5) materially increase the benefits accruing to participants under the Stock Option Plan.

     NON-QUALIFIED STOCK OPTIONS. The Compensation Committee may grant non-qualified stock options to employee directors, officers, employees and other persons associated with the Company and such options may provide for the right to purchase Shares at a specified price which may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable in installments after the grant date. Non-qualified stock options may be granted to employee directors, officers and employees and other persons associated with the Company for any reasonable term.

     In addition, the Stock Option Plan provides that non-employee directors of the Company will automatically receive certain non-qualified stock options in an amount equal to 20% of the dollar amount of the directors' annual retainer fee. The exercise price of the options will equal the fair market value of the Company's common stock on the date of grant. The amount of options received will be determined through the application of the Black-Scholes option pricing model.

     INCENTIVE STOCK OPTIONS. Incentive stock options will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including a requirement that exercise prices are equal to at least
100% of fair market value of the Shares on the grant date and a ten-year restriction on the option term, but may be subsequently modified to disqualify them from treatment as incentive stock options. To the extent the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year under the Stock Option Plan exceeds $100,000, such option shall be treated as non-qualified options to the extent required by the Code.

     RESTRICTED STOCK. Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Typically, restricted stock may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

     PERFORMANCE AWARDS. The value of performance awards may be limited to the market value, book value or other measure of the Company's common stock or other specific performance criteria deemed appropriate by the Compensation Committee. In making such determinations, the Compensation Committee considers, among other factors it deems relevant, the contributions, responsibilities and other compensation of the key employee, or person associated with the Company, at issue. The manner of exercise, payment of consideration and term of the performance awards are generally the same as those applying to stock options granted under the Stock Option Plan.

                         FEDERAL INCOME TAX CONSEQUENCES

     Under current federal income tax laws, neither the grant nor the exercise of an option that qualifies for treatment as an incentive stock option will result in the recognition of income by the optionee. To qualify for the foregoing treatment, the optionee must hold shares acquired through the exercise of an incentive stock option for at least two years from the date of the grant of the option and at least one year from the date of its exercise. If an optionee satisfies the holding period requirements, the sale of the shares acquired through the exercise of the incentive stock option will result in long-term capital gain (or loss) to the optionee. If an optionee does not satisfy the holding period requirements, the optionee will recognize, at the time of the disposition of the shares, ordinary income equal to the amount by which the lesser of (1) the fair market value of the shares on the date of the exercise and (2) the fair market value of the shares on the date of disposition exceeds the exercise price of the incentive stock option. Any gain realized in excess of such ordinary income will be either long-term or short-term capital gain depending on the optionee's holding period for the shares.

     As a general matter, no deduction is permitted to the optionor as a result of the grant or exercise of an incentive option. However, in the event an optionee recognizes ordinary income for federal tax purposes in connection with the disposition of shares acquired through exercise of an incentive stock option under the circumstances discussed above, the Company will generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee.

     A grantee of a non-qualified stock option will not recognize taxable income and the Company will not receive a deduction upon the grant of such option. Upon an optionee's exercise of a non-qualified stock option: (1) the optionee will receive ordinary income in an amount equal to the difference between the fair market value on the exercise date and the exercise price of the shares; and (2) if certain conditions are satisfied, the Company will be entitled to a tax deduction in an amount equal to the amount of income realized by the optionee. Following exercise, the optionee will realize gain or loss at disposition in an amount equal to the difference between the disposition price and the basis of the shares.

     The federal tax law is subject to changes in the Code and the regulations promulgated by the Internal Revenue Service, and in court and administrative interpretation.

      THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2

                                 PROPOSAL NO. 3
                          CHANGE OF THE COMPANY'S STATE
                   OF INCORPORATION FROM DELAWARE TO MARYLAND

     The Board of Directors believes that it is in the best interests of the Company and its shareholders to re-incorporate (the "Re-Incorporation") the Company by changing the state of incorporation of the Company from Delaware to Maryland. The Re-Incorporation will be accomplished by merging (the "Merger") the Company with and into FFCA Maryland Corp. (the "New Company"), a newly organized Maryland corporation. The New Company currently has no operations and was organized for the sole purpose of facilitating the Re-Incorporation. In the Merger, each outstanding Share of the Company (the "Company's Common Stock") will be converted into one share of common stock of the New Company (the "New Company's Common Stock"). The approval of the Re-Incorporation requires the affirmative vote of a majority of the Company's outstanding Shares. The following describes some of the benefits, effects and consequences of the Re-Incorporation and the Merger.

                 WHAT ARE THE BENEFITS OF THE RE-INCORPORATION?

     The purpose of the Re-Incorporation is to change the state of incorporation of the Company from Delaware to Maryland. The Company's state of incorporation is being changed to Maryland because Maryland corporations are not subject to annual franchise or similar taxes imposed by the state of Delaware on corporations. As a result of the Re-Incorporation, the New Company will save approximately $150,000 annually, which is the current amount of the annual Delaware franchise tax that the Company pays.

     Some additional benefits of the Re-Incorporation are:

     * the New Company will be governed by the Maryland General Corporation Law (the "MGCL"), which contains provisions conducive to the operations of a REIT;
     * currently, over 100 publicly owned REITs are believed to be organized under the laws of the state of Maryland and the Board of Directors believes that this fact has resulted in the development of a more comprehensive and clearer body of law and practice relating to Maryland REITs than is available to a REIT that is organized as a Delaware corporation; and
     * Maryland law provides greater protection from liability for directors and officers of REITs.

               WHAT ARE THE DISADVANTAGES OF THE RE-INCORPORATION?

     Despite the belief of the Board of Directors that the Re-Incorporation is in the best interests of the Company and its shareholders, Delaware and Maryland law differ in some respects. Maryland law may not afford shareholders the same rights as Delaware law. For a comparison of shareholders' rights and the powers of management under Maryland and Delaware law, see "--How do the Rights of Shareholders Compare Before and After the Re-Incorporation?" below.

         WILL THE COMPANY'S BUSINESS CHANGE AFTER THE RE-INCORPORATION?

     No, the Re-Incorporation will not result in any change in the Company's name, business, directors, management, fiscal year, assets or liabilities or the location of its principal executive offices.

     Each share of the New Company's Common Stock outstanding after the Re-Incorporation will entitle the holder thereof to voting rights (except as provided below), dividend rights and liquidation rights equivalent to the rights of holders of the Company's Common Stock prior to the Re-Incorporation. Shares of the Company's Common Stock are currently listed on the New York Stock Exchange ("NYSE") under the symbol "FFA". Following the Re-Incorporation, shares of the New Company's Common Stock will be listed on the NYSE under the same symbol, "FFA". The NYSE has advised the Company that it will consider delivery of existing certificates representing the Company's Common Stock as constituting "good delivery" of the New Company's Common Stock in transactions subsequent to the Re-Incorporation.

     If the Re-Incorporation is approved and the Merger is completed, the Company will take action as necessary to provide that all rights of participants in the Company's 1995 Stock Option and Incentive Plan and the 1997 Employee Stock Purchase Plan (collectively, the "Plans") to receive grants of stock options and restricted stock, and the right to purchase the Company's Common Stock, respectively, will become substantially identical rights to receive grants of stock options and restricted stock with respect to the New Company's Common Stock, and the right to purchase the New Company's Common Stock, respectively. Such new rights will be on substantially identical terms and conditions contained in the Plans. A vote to approve the Re-Incorporation will also be deemed to be a vote to approve the necessary amendments to the Plans.

                   WHAT IS THE EFFECT OF THE RE-INCORPORATION?

     The Re-Incorporation has been unanimously approved by the Board of Directors. Following approval by the shareholders, the Re-Incorporation will become effective (the "Effective Time") when the Articles of Merger are filed with and accepted for record by the State Department of Assessments and Taxation (the "SDAT") of Maryland. This filing is anticipated to be made as soon as possible after the Annual Meeting. At the Effective Time:

     * The Company will be merged with and into the New Company, with the New Company being the surviving corporation in the Merger, and the New Company will change its name to Franchise Finance Corporation of America;
     * The Company will cease to be governed by Delaware law, and the New Company, as the Company's successor, will be governed by Maryland law;
     * Following the Merger, the New Company will also be governed by the Articles of Amendment and Restatement (the "New Charter") and Bylaws (the "New Bylaws") included as Appendices A and B to this proxy statement;
     * All shares of the Company's Common Stock, including the preferred share purchase rights attached thereto, will be converted into the New Company's Common Stock, as described in the New Charter, including the preferred share purchase rights attached thereto;
     * Following the Effective Time, all share certificates that represented shares of the Company's Common Stock immediately prior to the Effective Time will be deemed to represent a like number of shares of the New Company's Common Stock without any action on the part of the holder; and
     * All options, rights or warrants to purchase shares of the Company's Common Stock immediately prior to the Effective Time will thereafter entitle the holder to purchase a like number of shares of the New Company's Common Stock on the same terms without any action on the part of the holder.

     The Re-Incorporation is subject to conditions, including approval by a majority of the shareholders of the Company.

HOW DO THE RIGHTS OF SHAREHOLDERS COMPARE BEFORE AND AFTER THE RE-INCORPORATION?

     The Company is organized as a corporation under the laws of the state of Delaware. If the Re-Incorporation is approved, the Company will be merged with the New Company, which is a corporation organized under the laws of the state of Maryland. As a Delaware corporation, the Company is governed by:


     *    the General Corporation Law of the State of Delaware (the "DGCL");
     * the Company's Second Amended and Restated Certificate of Incorporation (the "Old Certificate"); and
     *    the Company's Third Amended and Restated Bylaws (the "Old Bylaws").

     As a Maryland corporation, following the Re-Incorporation, the New Company will be governed by:

     *    the MGCL;
     * the New Charter attached hereto as Appendix A, as further amended from time to time; and
     * the New Bylaws attached hereto as Appendix B, as further amended from time to time.

     The material differences between the applicable Delaware and Maryland law and among these various documents are summarized below. The comparison of rights of the shareholders of the Company before and after the Re-Incorporation below is not complete and is subject to and qualified in its entirety by reference to the DGCL, the MGCL, the New Charter and the New Bylaws (which are attached hereto as Appendices A and B), the Company's Second Amended and Restated Certificate of Incorporation and the Company's Third Amended and Restated Bylaws, copies of which may be obtained from the Company by writing to Dennis L. Ruben, Executive Vice President, General Counsel and Secretary of the Company at Franchise Finance Corporation of America, 17207 N. Perimeter Drive, Scottsdale, Arizona 85255-5402.

     The  comparison  below  describes  the  DGCL  and  provisions  of  the  Old
Certificate and Old Bylaws, with respect to the rights discussed, and compares them to the MGCL and provisions of the New Charter and New Bylaws.

                                 CAPITALIZATION

     THE COMPANY. The Company's charter authorizes a total of 210,000,000 shares of stock consisting of 200,000,000 shares of the Company's Common Stock and 10,000,000 shares of the Company's preferred stock. A certificate of rights, designations and preferences classifies 300,000 shares of the Company's preferred stock as Series A Preferred Stock ("Series A Preferred Stock"). As of March 15, 2000, 56,319,099 Shares of the Company's Common Stock were issued and outstanding.

     THE NEW COMPANY. The New Company's charter is substantially the same with respect to authorized shares and the rights, designations and preferences of the Series A Preferred Stock . Immediately following the Effective Time, the New Company will have outstanding the same number of shares of the New Company's Common Stock as the number of shares of the Company's Common Stock that is outstanding immediately prior to the Effective Time.

         AMENDMENT OF THE COMPANY'S CHARTER AND THE NEW COMPANY'S CHARTER

     THE COMPANY. Under the DGCL, a corporation's certificate of incorporation may be amended if the amendment is approved by the board of directors, by the holders of a majority of the outstanding stock entitled to vote on the amendment, and by the holders of a majority of the outstanding stock of each class entitled to vote separately on the amendment. Under the DGCL, the holders of the outstanding shares of a class are entitled to vote as a separate class on a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation, that would increase or decrease the aggregate number of authorized shares of that class, increase or decrease the par value of the shares of that class or alter or change the powers, preferences or special rights of the shares of that class so as to affect them adversely. If any proposed amendment would adversely affect one or more series by altering or changing the powers, preferences or special rights of the series, but would not so affect the entire class, then only the shares of the series so affected by the amendment is entitled to vote as a separate class on the amendment.

     THE NEW COMPANY. Under the MGCL, in order to amend the charter, the board of directors must adopt a resolution setting forth and declaring advisable the proposed amendment and direct that the proposed amendment be submitted to stockholders for their consideration either at an annual or special meeting of stockholders. The proposed amendment must then be approved by the affirmative vote of two-thirds of all the stockholder votes entitled to be cast on the matter, unless a greater or lesser proportion of votes (but not less than a majority of all votes entitled to be cast) is specified in the charter. The New Company's charter provides that an amendment to the New Company's charter shall generally be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares entitled to vote thereon, rather than two-thirds as otherwise provided for under the MGCL. However, if the amendment alters the voting or liquidation rights of the New Company's Common Stock or if any shares of the Series A Preferred Stock are outstanding and the charter amendment adversely changes the powers, preferences or rights of the Series A Preferred Stock, the amendment must be approved by the affirmative vote of the holders of two-thirds of the outstanding shares of the affected class, voting separately as a class.

         AMENDMENT OF THE COMPANY'S BYLAWS AND THE NEW COMPANY'S BYLAWS

     THE COMPANY. The Old Bylaws may be amended by the Company's Board of Directors or, if proper notice is given, by the Company's shareholders at an annual or special meeting of the shareholders.

     THE NEW COMPANY. The New Bylaws may only be amended by the New Company's Board of Directors.

STOCKHOLDER VOTING RIGHTS GENERALLY

     THE COMPANY. Under the DGCL, unless otherwise provided in the certificate of incorporation and subject to certain provisions of the DGCL, each stockholder is entitled to one vote for each share of capital stock held by him. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize others to act for him by proxy, but no proxy may be voted or acted upon after three years from its date, unless the proxy specifically provides for its effectiveness for a longer period. The DGCL further provides that in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is deemed to be the act of the stockholders, unless the DGCL, the certificate of incorporation or the bylaws specify a different voting requirement. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, constitutes a quorum entitled to take action with respect to that vote on that matter, and the affirmative vote of the majority of shares of the class or classes present in person or represented by proxy at the meeting is the act of that class. The holders of the Company's Series A Preferred Stock are entitled to one vote per share, voting together with the holders of the Company's Common Stock, on all matters that the holders of the Company's Common Stock are entitled to vote on.

     THE NEW COMPANY. Under the MGCL, unless the charter provides for a greater or lesser number of votes per share or limits or denies voting rights, each outstanding share of common stock is entitled to one vote on each matter submitted to a vote at a meeting of stockholders. A stockholder may vote the stock the stockholder owns either in person or by proxy. A proxy is not valid for more than eleven months after its date, unless it provides otherwise. Unless the MGCL or the charter specifies a different voting requirement, a majority of all the votes cast at a duly held meeting at which a quorum is present and entitled to vote on the subject matter is deemed to be the act of the stockholders. Additionally, unless the MGCL or the charter provides otherwise, if two or more classes of stock are entitled to vote separately on any matter for which the MGCL requires approval by two-thirds of all the votes entitled to be cast, the matter must be approved by two-thirds of all the votes of each class. The holders of the New Company's Series A Preferred Stock are entitled to one vote per share, voting together with the holders of the New Company's Common Stock on all matters that the holders of the New Company's Common Stock are entitled to vote on. As permitted by the MGCL, the New Company's charter provides, with some exceptions, that any action which would otherwise require a greater proportion is valid and effective if authorized by the affirmative vote of a majority of the holders of shares entitled to vote on the action.

     STOCKHOLDER ACTION BY WRITTEN CONSENT

     THE COMPANY. Under the DGCL, unless otherwise provided in a corporation's certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action, is signed by stockholders having at least that number of votes that would have been necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted.

     THE NEW COMPANY. Under the MGCL, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting only if all stockholders entitled to vote on the matter sign a written consent setting forth the action. Thus, for a publicly-traded Maryland corporation, stockholder action without a meeting is not practicable.

     SPECIAL STOCKHOLDER MEETINGS

     THE COMPANY. The Company's bylaws provide that special meetings of stockholders may be called by the President, at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders owning at least 10% of the entire capital stock of the Company issued and outstanding, and entitled to vote.

     THE NEW COMPANY. The New Company's bylaws provide that special meetings of stockholders may be called by the Chairman of the Board, by the Chief Executive Officer, by the President, by a majority of the members of the Board of Directors or at the request in writing of stockholders entitled to cast at least 10% of all the votes entitled to be cast at the meeting.

     INSPECTION RIGHTS

     THE COMPANY. Under the DGCL, a stockholder of a Delaware corporation may, upon written request, inspect the stockholder list or any other corporate books and records for any purpose reasonably related to such person's interest as a stockholder.

     THE NEW COMPANY. Under the MGCL, one or more persons who have been holders of record for more than six months of at least 5% of the outstanding stock of any class of stock of a Maryland corporation are entitled to inspect and copy the corporation's books of account and stock ledger and receive a written statement of the corporation's affairs and a verified list of stockholders.

     NUMBER AND ELECTION OF DIRECTORS

     THE COMPANY. The minimum number of directors of a Delaware corporation is one. The DGCL provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case the number of directors may be changed only by amendment of the certificate of incorporation. In addition, the DGCL permits, but does not require, a classified board of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. Directors of a Delaware corporation are elected by a plurality vote of the shares present in person or represented by proxy at a stockholders meeting and entitled to vote on the election of directors. The Company's bylaws provide that the Company's board of directors determines the number of directors comprising the board of directors, but that there must not be less than two nor more than fifteen directors. The current number of directors is ten.

     THE NEW COMPANY. The minimum number of directors of a Maryland corporation having three or more stockholders is three. The number of directors is provided by the charter until changed by the bylaws. The bylaws may both alter the number of directors set by the charter and authorize a majority of the entire board of directors to alter, within specified limits, the number of directors set by the charter or the bylaws, but the action may not affect the tenure of office of any director.

     In addition, the MGCL permits, but does not require, the board of directors to be classified. If the directors are divided into classes, the term of office may be provided in the bylaws or in the charter, except that the term of office of a director may not be longer than five years or, except in the case of an initial or substitute director, shorter than the period between annual meetings. The term of office of at least one class must expire each year. Each share of stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Unless the charter or bylaws provide otherwise, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

     The New Company's charter provides that the number of directors shall be ten, which number may be increased or decreased in accordance with the New Company's bylaws, provided that the total number of directors may not be less than the minimum number permitted by the MGCL. Under the New Company's bylaws, the number of directors is fixed by the New Company's board of directors, provided that there may not be more than fifteen directors. The directors of the New Company will be the same as the Company's directors immediately prior to the Effective Time.

     VACANCIES ON THE BOARD OF DIRECTORS

     THE COMPANY. As permitted by the DGCL, the Company's bylaws provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the whole board as constituted immediately prior to the increase, the Delaware Court of Chancery may, upon application of stockholders holding at least ten percent of the total number of shares outstanding having the right to vote for such directors, order an election to be held to fill the vacancy or newly created directorship or to replace the director chosen by the directors then in office. Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, when one or more directors resigns from the board, effective at a future date, a majority of the directors then in office, including those who have resigned, have the power to fill the vacancy or vacancies, with that vote to take effect when such resignation or resignations becomes effective, and each director so chosen shall hold office as provided in the DGCL for the filling of other vacancies.

     THE NEW COMPANY. The New Company's bylaws provide that a vacancy on the Board of Directors, whether resulting from the increase in the number of directors or otherwise, may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum.

     STANDARD OF CONDUCT

     THE COMPANY. Under Delaware law, the standards of conduct for directors have developed through written opinions of the Delaware courts in cases decided by those courts. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances. Gross negligence has been established as the standard for recovery of money damages for breach of the duty of care in the process of decision-making by directors of Delaware corporations.

     THE NEW COMPANY. The standards of conduct for directors of Maryland corporations are governed by Section 2-405.1 of the MGCL, which requires that a director of a Maryland corporation perform his duties:

     *    in good faith;
     * in a manner he reasonably believes to be in the best interests of the corporation; and
     * with the care an ordinarily prudent person in a like position would use under similar circumstances.

ADVANCE NOTICE OF DIRECTOR NOMINATIONS AND OF NEW BUSINESS PROPOSALS

     THE COMPANY. The Company's bylaws do not provide for advance notice of director nominations or new business proposals.

     THE NEW COMPANY. The New Company's bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the New Company's Board of Directors and the proposal of business to be considered by stockholders may be made only:

     *    pursuant to the New Company's notice of meeting;
     *    by or at the direction of the Board of Directors; or
     * by a stockholder who was a stockholder of record both at the time of giving notice provided for in the New Company's bylaws and at the time of the annual meeting, and who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the New Company's bylaws.

     The advance notice provisions contained in the New Company's bylaws generally require that stockholders deliver nominations and new business proposals to the New Company's secretary not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the date on which the New Company first mailed its proxy materials for the prior year's annual meeting of stockholders.

LIMITATION OF LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

     THE COMPANY. Under the DGCL, directors may be indemnified for liabilities incurred in connection with specified actions (other than any action brought by or in the right of the corporation), if they acted in good faith and in a manner they reasonably believed to be in and not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. The same standard of conduct is applicable for indemnification in the case of derivative actions brought by or in the right of the corporation, except that in such cases the DGCL authorizes indemnification only for expenses (including attorneys, fees) incurred in connection with the defense or settlement of such cases. Moreover, the DGCL requires court approval before there can be any such indemnification where the person seeking indemnification has been found liable to the corporation in a derivative action. To the extent that a present or former director or officer has been successful in defense of any action, suit or proceeding, the DGCL requires indemnification for expenses (including attorneys'
fees). The DGCL states expressly that the indemnification provided by or granted under the DGCL is not deemed exclusive of any nonstatutory indemnification rights existing under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     The Company's bylaws provide that every director and officer of the Company shall be indemnified, to the full extent permitted by applicable law, against all expenses and liabilities, including counsel fees, reasonably incurred by or imposed upon him by reason of his being or having been a director, officer or employee of the Company.

     Under the Company's charter, no director shall be liable to the Company or its stockholders for monetary damages, for breach of fiduciary duty as a director, except to the extent the exemption or limitation of liability is not permitted under the DGCL.

THE NEW COMPANY. A Maryland corporation may indemnify its present and former directors and officers, among others, against (1) judgments, (2) penalties, (3) fines, (4) settlements, and (5) reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities.

     The MGCL does not permit a corporation to indemnify its present and former directors, officers, agents or employees if it is established that:

     * the act or omission of the director, officer, employee or agent was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;
     * the director, officer, employee or agent actually received an improper personal benefit in money, property or services; or
     * in the case of any criminal proceeding, the director, officer, employee or agent had reasonable cause to believe that the act or omission was unlawful.

     Unless a corporation's charter provides otherwise, which the New Company's charter does not, the MGCL requires a corporation to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. The MGCL permits a corporation to advance reasonable expenses to a director, officer, employee or agent.

     Under the MGCL, a Maryland corporation generally may not indemnify a person for an adverse judgment in a suit by or in the right of the corporation. Also, a Maryland corporation generally may not indemnify a person for a judgment of liability on the basis that personal benefit was improperly received. In either of these cases, a Maryland corporation may indemnify a person for expenses only if a court so orders. The New Company's bylaws obligate the New Company to indemnify its directors and officers, whether serving the New Company or, at its request, any other entity, to the maximum extent required or permitted by the MGCL, including the advancement of expenses under the procedures and to the maximum extent permitted by law, and other employees and agents to such extent as authorized by its Board of Directors and bylaws and as may be permitted by law.

     The MGCL permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages. However, a Maryland corporation may not eliminate liability resulting from actual receipt of an improper benefit or profit in money, property or services. Also, liability resulting from active and deliberate dishonesty may not be eliminated if a final judgment establishes that the dishonesty is material to the cause of action. The New Company's charter contains a provision which eliminates the liability of directors and officers to the maximum extent permitted by the MGCL.

DIVIDENDS AND OTHER DISTRIBUTIONS

     THE COMPANY. Under the DGCL, a corporation is permitted to declare and pay dividends out of surplus (as defined in the DGCL) or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. Dividends may be paid in cash, property or shares of a corporation's capital stock. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

     THE NEW COMPANY. Under the MGCL, if authorized by its board of directors, a Maryland corporation may declare and pay dividends or other distributions subject to any restriction in its charter unless, after giving effect to the dividend:

     * the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due in the usual course of business; or
     *    the  corporation's  total  assets  would  be less  than the sum of the corporation's total liabilities plus, unless the charter permits otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of the stockholders whose preferential rights on dissolution are superior to those receiving the dividend.

APPRAISAL RIGHTS

     THE COMPANY. Under the DGCL, the right to receive the fair value of dissenting shares is made available to stockholders of a constituent corporation in a merger or consolidation effected under the DGCL. Dissenters' rights of appraisal are not available for the shares of any class or series of stock, if the stock, or depository receipts in respect thereof, were at the record date fixed to determine stockholders entitled to receive notice and vote on such transaction, either:

     * listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Security Dealers, Inc.; or
     *    held of record by more than 2,000 holders.

     Further, no appraisal rights are available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided by the DGCL. Notwithstanding the foregoing, unless limited or held of record by more than 2,000 persons, appraisal rights under the DGCL are available for the shares of any class or series of stock of a corporation if the holders thereof are required by the terms of an agreement of merger or consolidation under the DGCL to accept for such stock anything except:

     * shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
     * shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts in respect thereof will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than 2,000 holders;
     *    cash in lieu of fractional shares; or
     * any combination of the shares of stock, depository receipts and cash in lieu of such fractional shares.

     THE NEW COMPANY. Under the MGCL, a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder's stock from the corporation if the corporation consolidates or merges with another corporation, the corporation sells all of its assets or, if not permitted by its charter, the corporation amends its charter to substantially affect the stockholders' contract rights, unless:

     * the stock is listed on a national securities exchange or is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or
     * the stock is that of the successor in a merger, unless (1) the merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so, or (2) the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of the provisions for the treatment of fractional shares of stock in the successor.

MERGER, CONSOLIDATION, SHARE EXCHANGE AND TRANSFER OF ALL OR SUBSTANTIALLY ALL ASSETS

     THE COMPANY. Under the DGCL, the principal terms of a merger or consolidation generally require the approval of the stockholders of each of the constituent corporations. Unless otherwise required in a corporation's certificate of incorporation, the DGCL does not require a stockholder vote of the surviving corporation in a merger if:

     * the agreement of merger does not amend in any respect the certificate of incorporation of the corporation;
     * each share of stock of the corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date of the merger; and
     * either (1) no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into common stock are to be issued or delivered under the merger, or (2) the number of authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under the plan, do not exceed 20% of the number of shares of common stock outstanding immediately prior to the effective date of the merger.

The DGCL also permits a merger without stockholder vote if the merger is of a subsidiary into a parent, provided the parent owns at least 90% of the subsidiary.

     When a stockholder vote is required under the DGCL to approve a merger or consolidation, unless the certificate of incorporation provides otherwise (which the Company's charter does not), the affirmative vote of a majority of the outstanding stock entitled to vote on the merger or consolidation shall be required to approve the merger or consolidation. If multiple classes of stock are entitled to vote on the merger or consolidation as separate classes, then a majority of each class entitled to vote to approve the merger or consolidation, voting separately as a class, shall be required to approve the merger or consolidation.

     The Board of Directors or governing body of a Delaware corporation may take action to sell, lease or exchange all or substantially all of the property and assets of the corporation, including the corporation's goodwill and corporate franchises, upon such terms and conditions and for such consideration, which may consist of money or other property, including shares of stock or other securities of any other corporation as it deems expedient and for the best interests of the corporation, when authorized by the holders of a majority of the outstanding stock of the corporation entitled to vote on the matter.

     THE NEW COMPANY. The MGCL generally provides that mergers, consolidations, share exchanges or transfers of assets must first be declared advisable by a majority of the Board of Directors and thereafter approved by stockholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, unless the charter provides for a greater or lesser stockholder vote, but not less than a majority of the number of votes entitled to be cast on the matter. The New Company's charter requires that any merger, consolidation, share exchange or transfer of assets requiring stockholder approval be approved by a majority vote of all votes entitled to be cast on the matter. However, some mergers may be accomplished without a vote of stockholders. For example, no stockholder vote is required for a merger of a subsidiary of a Maryland corporation into its parent, provided the parent owns at least 90% of the subsidiary. In addition, a merger need not be approved by stockholders of a Maryland successor corporation if the merger does not reclassify or change the outstanding shares or otherwise amend the charter, and the number of shares to be issued or delivered in the merger is not more than 20% of the number of its shares of the same class or series outstanding immediately before the merger becomes effective. A share exchange need be approved by a Maryland successor only by its board of directors and by any other action required by its charter.

CHANGE IN CONTROL

     THE COMPANY. Section 203 of the DGCL provides that, subject to exceptions specified therein, a corporation will not engage in any business combination with any "interested stockholder" for a three-year period following the time that such stockholder becomes an interested stockholder unless:

     * prior to such time the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

     * upon the closing of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers, and employee stock plans in which
          employee   participants   do  not   have  the   right   to   determine
          confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer); or
     * at or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

     Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include any person, including the affiliates and associates of such person, that:

     * is the owner of 15% or more of the outstanding voting stock of the corporation; or
     * is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder.

     Section 203(b)(4) of the DGCL exempts from the restrictions in Section 203 a corporation that does not have a class of voting stock that is:

     *    listed on a national securities exchange;
     *    authorized for quotation on The NASDAQ Stock Market; or
     *    held of record by more than 2,000 stockholders;

unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or from a transaction in which a person becomes an interested stockholder.

     THE NEW COMPANY. Under the MGCL, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder generally includes:

     * any person who beneficially owns 10% or more of the voting power of the corporation's shares; or
     * an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

     After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by two separate super-majority stockholder votes, unless, among other conditions, the holders of common stock receive a minimum price, as defined by the MGCL, for their shares and the consideration is received in cash or in the same form as previously paid

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
by the interested stockholder for its common stock. None of these provisions of the MGCL will apply, however, (a) to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the interested stockholder becomes an interested stockholder, or (b) if the board of directors approves the transaction in which the stockholder became an interested stockholder.

     Also under the MGCL, "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares of stock owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. "Control shares" are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or shares of stock for which the acquirer is able to exercise or direct the exercise of voting power except solely by virtue of a revocable proxy, would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

     *    one-fifth or more but less than one-third;
     *    one-third or more but less than a majority; or
     *    a majority or more of all voting power.

An acquiring person's movement from one range above to the next higher range of voting power re-triggers the two-thirds vote requirement mentioned above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. Except as otherwise specified in the statute, a "control share acquisition" means the acquisition of control shares.

     The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation. The New Bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of stock of the New Company. There can be no assurance, however, that the New Company's Board of Directors will not amend the bylaws in the future to provide that the "control share acquisition" provisions of the MGCL apply to the New Company.

WHAT ARE THE MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE RE-INCORPORATION?

     Kutak Rock LLP will deliver its opinion to the Company that, on the basis of facts, representations and assumptions set forth in the opinion, the Re-Incorporation will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986 (the "Code"). Accordingly, (1) no gain or loss will be recognized by the Company as a result of the Re-Incorporation; and (2) no gain or loss will be recognized by any shareholder of the Company who receives the New Company's Common Stock in exchange for the Company's Common Stock.

ARE THERE ANY PROVISIONS APPLICABLE TO UNFRIENDLY TAKEOVER PROPOSALS IN THE MARYLAND GENERAL CORPORATION LAW?

     Although the Re-Incorporation was neither proposed nor approved by the Board of Directors as a takeover defense measure, following the Merger, the New Company will be subject to provisions of the MGCL which are designed to encourage a person seeking control of a Maryland corporation to negotiate with its board of directors. These provisions could delay, defer, or prevent a transaction or change in control of the New Company that might involve a premium price for holders of the New Company's Common Stock or that is otherwise in their best interests. In addition, other provisions of the MGCL requiring the consent of all stockholders for stockholder action by written consent and provisions of the New Bylaws requiring advance notice of stockholder director nominations could increase the likelihood that incumbent directors would retain their positions in the face of efforts by stockholders to change the New Company's Board of Directors.

ARE THERE ANY APPRAISAL RIGHTS OFFERED IN THE RE-INCORPORATION?

     Under Delaware law, shareholders will not have any right to elect to have the fair value of their shares judicially appraised and paid to them in cash in connection with, or as a result of, the Re-Incorporation.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3

                                 PROPOSAL NO. 4
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board, upon the recommendation of the Audit Committee, has selected Arthur Andersen LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2000. The shareholders of the Company are being asked to ratify this selection at the Meeting. Arthur Andersen LLP has served as the Company's independent auditors since the Company's inception. Representatives of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification by the shareholders at the Meeting in order to ascertain the views of shareholders regarding such selection. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2000. Whether the proposal is approved or defeated, the Board may reconsider its selection.

      THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of February 15, 2000, regarding beneficial ownership of Shares by (1) each director of the Company,
(2) the CEO and each of the Named Executive Officers, (3) all directors and executive officers of the Company as a group, and (4) all persons known to the Company to be the beneficial owner of 5% or more of the outstanding Shares of the Company. Unless otherwise noted in the footnotes following the table, the persons as to whom information is given have sole voting and investment power over the Shares beneficially owned.


                           Aggregate        Shares      Total Number
                        Number of Shares  Acquirable     of Shares
                          Beneficially      Within     Beneficially    Percent
Name                       Owned(1)       60 Days(2)    Owned(2)(3)    of Class
----                       --------       ----------    -----------    --------
Morton H. Fleischer       1,115,439        400,000      1,515,439(4)     2.7%
Willie R. Barnes              1,848         13,631         15,479          *
Kathleen H. Lucier              864              0            864          *
Dennis E. Mitchem             2,246         10,704         12,950          *
Louis P. Neeb                16,271         13,631         29,902          *
Kenneth B. Roath              7,442         13,631         21,073          *
Casey J. Sylla                9,901         13,631         23,532(5)       *
Shelby Yastrow               11,585          5,335         16,920          *
Christopher H. Volk          52,524        319,875        372,399          *
John R. Barravecchia         40,200        250,000        290,200          *
Dennis L. Ruben              30,946        200,000        230,946          *
Stephen G. Schmitz           18,533        250,000        268,533          *
Kelvin L. Davis           3,794,366      1,482,243      5,276,609(6)     9.1%
Colony SB, LLC            3,794,366      1,476,908      5,271,274(7)     9.1%
European Investors Inc.   3,033,288              0      3,033,288(8)     5.4%
Directors and executive
  officers as a group
(14 persons)              5,108,862      3,046,180      8,155,042       13.8%
----------
*    Less than one percent
(1) Share amount and percentage figures are rounded to the nearest whole number.
(2) All Shares not outstanding but which may be acquired by such shareholder within 60 days by the exercise of any stock option or any other right, are deemed to be outstanding for the purposes of calculating beneficial ownership and computing the percentage of the class beneficially owned by such shareholder, but not by any other shareholder. The foregoing Share amounts include Shares which may be acquired pursuant to stock options and warrants exercisable within 60 days of February 15, 2000.
(3) Does not include Shares awarded to employees as the matching portion of the Company's 401(k) plan.
(4) Includes an aggregate of 10,000 Shares held by Donna H. Fleischer, the wife of Mr. Fleischer.
(5) Includes an aggregate of 1,200 Shares held by Dolores Sylla, the wife of Mr. Sylla.
(6) Includes an aggregate of 3,794,336 Shares currently owned by Colony SB LLC ("Colony"), 1,476,908 Shares which Colony has the right to acquire pursuant to an immediately exercisable warrant agreement dated March 13, 1998, and 5,335 Shares representing stock options currently exercisable by Mr. Davis. Mr. Davis shares the power to vote and the power to dispose of Colony's Shares with another affiliate of Colony. See footnote (7) below.
(7) These Shares consist of 3,794,336 Shares currently owned by Colony, and 1,476,908 Shares which Colony has the right to acquire pursuant to an immediately exercisable warrant agreement dated March 13, 1998. Based upon a Schedule 13D, dated March 23, 1998, these Shares are also deemed to be beneficially owned by Colony GP III, Inc., Colony Capital III, L.P., Colony Investors III, L.P., Thomas J. Barrack, Jr. and Kelvin L. Davis. The address of these beneficial owners is 1999 Avenue of the Stars, Suite 1200, Los Angeles, California 90067. As the sole shareholders of Colony GP III, Inc., Mr. Barrack and Mr. Davis are deemed to share the power to vote and dispose of, or to direct the vote or disposition of, Colony's Shares.
(8) Based upon a Schedule 13G, dated February 9, 2000, these Shares consist of 702,988 Shares beneficially owned by European Investors Inc., and 2,330,300 Shares beneficially owned by EII Realty Securities Inc., a wholly-owned subsidiary of European Investors Inc.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     ADMINISTRATIVE SERVICES AGREEMENT. The Company has entered into an administrative services agreement (the "Administrative Agreement") with the following entities: FFCA Management Company Limited Partnership, Perimeter Center Management Company and FFCA Funding Corporation ("FFCA Funding," and collectively, the "Companies"). The first two Companies are affiliates of the Company primarily due to Mr. Fleischer's individual ownership interest or interest as an individual general partner of such entities. FFCA Funding is affiliated with the Company due to the Company's ownership of a 99% non-voting equity interest in FFCA Funding. Mr. Fleischer and other executive officers and directors of the Company also serve as executive officers and directors in certain of the Companies.

     The Administrative Agreement appoints the Company as administrator of the Companies. As administrator, the Company supervises all administrative aspects of the operations of such Companies, except for FFCA Funding, which is self managed. The Company charges for all personnel expenses directly attributable to the individual company and allocates overhead to the Companies pursuant to a predetermined formula, as determined in the Company's reasonable discretion. The Company may also add a profit percentage not to exceed 20% of the sum of the total expenses charged to each individual entity. In the 1999 fiscal year, the above Companies paid approximately $360,000 to the Company pursuant to the Administrative Agreement.

     MORTGAGE PAYABLE TO AFFILIATE. In 1988, the Company purchased land from Scottsdale Land Trust Limited Partnership ("SLT") for the construction of the Company's headquarters (collectively with the land, the "FFCA Premises"). The purchase of the land for and construction of the FFCA Premises were financed through a mortgage loan provided to the Company by SLT. The mortgage loan on the FFCA Premises currently has a principal balance of $8.5 million and provides for the payment of interest only, at the rate of 10% per year, until May 2000, at which time the entire principal amount is due. The loan also provides for the payment of additional interest at maturity based upon the increase, if any, in the value of the FFCA Premises. SLT's general partner is FFCA Management Company Limited Partnership. Morton H. Fleischer, the Company's Chairman of the Board and Chief Executive Officer, serves as a general partner of FFCA Management Company Limited Partnership.

     FFCA FUNDING CORPORATION. On January 4, 2000, FFCA Funding was organized to originate and sell mortgage loans to Washington Mutual under the Master Loan Purchase Agreement between Washington Mutual and FFCA Acquisition Corporation ("FFCA Acquisition"), a wholly owned subsidiary of the Company, that was assigned by FFCA Acquisition to FFCA Funding. In connection with the organization of FFCA Funding, and in order to comply with provisions of the Internal Revenue Code of 1986, the Company's CEO and Named Executive Officers each purchased 20% (20 shares each) of the common stock of FFCA Funding, which together represents 100% (100 shares) of the outstanding common stock of FFCA Funding and represents a 1% equity interest in FFCA Funding. The collective purchase price for the common stock was $975,000. The CEO and Named Executive Officers each paid $10,000 of the purchase price in cash and each executed a full-recourse promissory note in favor of FFCA Funding for $185,000. Also in connection with the organization of FFCA Funding, the Company received 10 shares of FFCA Funding's preferred stock, which represents 99% of the equity interest in FFCA Funding, in exchange for the transfer and/or license of some of the Company's assets associated with its mortgage origination business.

     RELATED EMPLOYMENT. Jeffrey Fleischer, son of Morton H. Fleischer, serves as Vice President of the Company. In 1999, Jeffrey Fleischer received total cash compensation in the amount of $175,270 from the Company. Shelby Yastrow, a current director and director nominee of the Company, is "of-counsel" to the law firm of Sonnenshein, Nath & Rosenthal. Sonnenshein provided legal services to the Company in 1999, which services resulted in fees being paid to Sonnenshein in an amount less than 1% of Sonnenshein's total gross revenues for 1999.

                             SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the
Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this proxy statement and the enclosed form of Proxy and Notice of Annual Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this proxy statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. In addition, the Company has retained D.F. King & Co., Inc. ("D.F. King") to solicit proxies from shareholders by mail, in person and by telephone. The Company will pay D.F. King a fee of $12,000 for its services, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with the proxy solicitation. It is anticipated that the cost of these reimbursements will be approximately $100,000. The Company will pay D.F. King additional amounts if other supplementary solicitations are made.

                                  ANNUAL REPORT

     The Company has mailed the Company's Annual Report for the 1999 fiscal year to shareholders along with this proxy statement. THE COMPANY WILL, UPON WRITTEN REQUEST AND WITHOUT CHARGE, PROVIDE TO ANY PERSON SOLICITED HEREUNDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. Requests should be addressed to Ronald
E. Davis, Vice President of Corporate Communications of the Company, 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Shareholders are entitled to present proposals for action at shareholders' meetings if they comply with the requirements of the proxy rules. In connection with this year's Meeting, no shareholder proposals were presented. Any proposals intended to be presented at the Company's Annual Meeting of Shareholders to be held in the year 2001 must be received at the Company's offices on or before December 2, 2000, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

     The accompanying proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Meeting. If a shareholder intends to submit a proposal at the Company's 2001 Annual Meeting of Shareholders, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the shareholder must give proper notice no later than February 15, 2001. If a shareholder fails to submit the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at the 2001 Annual Meeting of Shareholders.

     Proposals should be sent to Dennis L. Ruben, Executive Vice President, General Counsel and Secretary of the Company, at 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402. If Proposal No. 3, the Re-Incorporation, is approved, the above dates will apply to the New Company's 2001 Annual Meeting.

                                  OTHER MATTERS

     The Board is not aware of any matters to come before the Meeting, other than those specified in the Notice of Annual Meeting. However, if any other matter requiring a vote of the shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this proxy statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY CARD PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.



                                        By Order of the Board of Directors
Scottsdale, Arizona                     Dennis L. Ruben,
March 31, 2000                          SECRETARY

                                                                      APPENDIX A

                               FFCA MARYLAND CORP.

                      ARTICLES OF AMENDMENT AND RESTATEMENT


     FIRST, FFCA Maryland Corp., a Maryland corporation (the "Corporation"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

     SECOND, The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

                                   ARTICLE I

                                  INCORPORATOR

     The undersigned, James J. Hanks, Jr., whose address is c/o Ballard Spahr Andrews & Ingersoll, LLP, 300 East Lombard Street, Baltimore, Maryland 21202, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.

                                   ARTICLE II

                                      NAME

     The name of the corporation (the "Corporation") is: Franchise Finance Corporation of America.

                                  ARTICLE III

                                     PURPOSE

     The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code")) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of these Articles, "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

                                   ARTICLE IV

                  PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

     The address of the principal office of the Corporation in this State is c/o The Corporation Trust Incorporated, 300 East Lombard Street, 14th Floor, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation are The Corporation Trust Incorporated, 300 East Lombard Street, 14th Floor, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

                                   ARTICLE V

                        PROVISIONS FOR DEFINING, LIMITING
                      AND REGULATING CERTAIN POWERS OF THE
                CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

     SECTION 5.1. NUMBER OF DIRECTORS. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be ten, which number may be increased or decreased pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law. The names of the directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

            Morton H. Fleischer                Louis P. Neeb
            Willie R. Barnes                   Kenneth B. Roath
            Kelvin L. Davis                    Casey J. Sylla
            Kathleen H. Lucier                 Christopher H. Volk
            Dennis E. Mitchem                  Shelby Yastrow

Any vacancy on the Board of Directors, whether resulting from an increase in the number of directors or otherwise, may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum. Any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred.

     SECTION 5.2.  EXTRAORDINARY  ACTIONS.  Except as  specifically  provided in
Section 6.6.10 and Article VIII, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

     SECTION 5.3. AUTHORIZATION BY BOARD OF STOCK ISSUANCE. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the Bylaws; provided, however, that notwithstanding the foregoing, in the event any person acquires 20% or more of the outstanding shares of Common Stock (as defined below) and/or Preferred Stock (as defined below), the Board of Directors shall not authorize the issuance of any series of Preferred Stock pursuant to the authority granted herein unless such issuance is approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

     SECTION 5.4. PREEMPTIVE RIGHTS. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

     SECTION 5.5. INDEMNIFICATION. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of such person's service in such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

     SECTION 5.6. DETERMINATIONS BY BOARD. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; any matters relating to the acquisition, holding and disposition of any assets by the Corporation or any other matter relating to the business and affairs of the Corporation.

     SECTION 5.7. REIT QUALIFICATION. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to
Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification.

     SECTION 5.8. REMOVAL OF DIRECTORS. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of the holders of a majority of the votes entitled to be cast generally in the election of directors.

                                   ARTICLE VI

                                      STOCK

     SECTION 6.1. AUTHORIZED SHARES. The Corporation has authority to issue 210,000,000 shares of stock, consisting of 200,000,000 shares of Common Stock, $.01 par value per share ("Common Stock"), 10,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock"), of which Preferred Stock 300,000 shares shall consist of Series A Junior Participating Preferred Stock (the "Series A Stock Junior Participating Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $2,100,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Sections 6.2, 6.3 or 6.4 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.

     SECTION 6.2. COMMON STOCK. Subject to the provisions of Article VII, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

     SECTION 6.3. PREFERRED STOCK. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, in one or more classes or series of stock.

     SECTION 6.4. CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in

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which such facts,  events or  variations  shall  operate  upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other charter document filed with the SDAT.

     SECTION 6.5. CHARTER AND BYLAWS. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the charter and the Bylaws.

     SECTION 6.6. SERIES A JUNIOR PARTICIPATING PREFERRED STOCK.

          Section 6.6.1. DESIGNATION AND AMOUNT. There shall be a series of Preferred Stock that shall be classified as "Series A Junior Participating Preferred Stock," and the number of shares constituting such series shall be 300,000.

          Section 6.6.2. DIVIDENDS AND DISTRIBUTION.

               (a) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if authorized by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December, in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $0.01 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The "Adjustment Number" shall initially be 1000. In the event the Corporation shall at any time after the date these Articles of Amendment and Restatement are accepted for record by the State Department of Assessments and Taxation of Maryland, (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (b) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

               (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

          Section 6.6.3. VOTING RIGHTS. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

               (a) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.

               (b) Except as required by Section 6.6.3(c) and by Section 6.6.10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

               (c) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors of the Company shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Company, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Company, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (a) of this
          Section 6.6.3. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 6.6.3(c) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A
          Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 6.6.3(c) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 6.6.3.

          Section 6.6.4. CERTAIN RESTRICTIONS.

               (a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 6.6.2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred

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
          Stock outstanding shall have been paid in full, the Corporation shall not:

                    (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

                    (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

                    (iii) purchase or otherwise  acquire for  consideration  any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

               (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 6.6.4, purchase or otherwise acquire such shares at such time and in such manner.

          Section 6.6.5. REACQUIRED SHARES. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall become authorized but unissued shares of Series A Junior Participating Preferred Stock available for future issuance or reclassification by the Corporation.

          Section 6.6.6. LIQUIDATION, DISSOLUTION OR WINDING UP. (a) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the "Series A Liquidation Preference") equal to the greater of (i) $10.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.

               (b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

               (c) Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.6.6.

          Section 6.6.7. CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

          Section 6.6.8. NO REDEMPTION. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.

          Section 6.6.9. RANKING. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such manners.

          Section  6.6.10.  AMENDMENT.  At any time that any  shares of Series A
     Junior Participating Preferred Stock are outstanding, the Charter of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

          Section 6.6.11. FRACTIONAL SHARES. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

                                  ARTICLE VII

                 RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

     SECTION 7.1. DEFINITIONS. For the purposes of this Article VII, the following terms shall have the following meanings:

     "BENEFICIAL OWNERSHIP" shall mean ownership of Common Stock or Preferred Stock by a Person who would be treated as an owner of such shares of Common Stock or Preferred Stock either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

     "COMMON STOCK" shall mean the $.01 par value common stock issued by the Corporation.

     "CONSTRUCTIVE OWNERSHIP" shall mean ownership of Common Stock or Preferred Stock by a Person who would be treated as an owner of such shares of Common Stock or Preferred Stock either directly or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

     "INITIAL DATE" means the date upon which these Articles of Amendment and Restatement are accepted for record by the SDAT.

     "MARKET PRICE" shall mean, (i) with respect to the Common Stock, the last reported sales price reported on the New York Stock Exchange on the trading day immediately preceding the relevant date, or if the Common Stock is not then

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
traded on the New York Stock Exchange, the last reported sales price of the Common Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Stock may be traded, or if the Common Stock is not then traded over any exchange or quotation system, then the market price of the Common Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation; and (ii) with respect to the Preferred Stock, the market price of the Preferred Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

     "OWNERSHIP LIMIT" shall initially mean 9.8% (in value or in number of shares, whichever is more restrictive) of the outstanding Common Stock and/or Preferred Stock, applied separately to the Common Stock and Preferred Stock, provided that the Ownership Limit shall apply to each series of Preferred Stock as set forth in the resolutions providing for the issuance of such series of Preferred Stock of the Corporation, and after any adjustment as set forth in
Section 7.10 of this Article VII, shall mean such greater percentage of the outstanding Common Stock or Preferred Stock as so adjusted, provided that the Board of Directors may, in its discretion, adjust the Ownership Limit of any Person provided that after such adjustment, the Ownership Limit of all other persons shall be adjusted such that in no event may any five Persons Beneficially Own more than 49% of the Common Stock and/or the Preferred Stock.

     "PERSON" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter which participates in a public offering of the Common Stock or Preferred Stock for a period of 25 days following the purchase by such underwriter of the Common Stock or the Preferred Stock, as the case may be.

     "PREFERRED STOCK" shall mean the $.01 par value preferred stock issued by the Corporation in such series and with such voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, or restrictions thereof and subject to the limitations set forth in Article VII.

     "REDEMPTION PRICE" shall mean the price at which the Corporation shall be entitled to redeem shares of Common Stock or Preferred Stock which shall equal the lesser of (i) the price per share to be paid in the transaction which if effective would cause the Ownership Limit of the transferee to be violated or in the case of a gift, the Market Price of the shares of Common Stock or Preferred Stock, as the case may be, as of the date of the gift; or (ii) the Market Price of the shares of Common Stock or Preferred Stock on the date the Corporation calls such shares for redemption.

     "REIT" shall mean a Real Estate Investment Trust under Section 856 of the Code.

     "RESTRICTION TERMINATION DATE" shall mean the first day after the Initial Date on which the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT.

     "TRANSFER" shall mean any sale, transfer, gift assignment, devise or other disposition of Common Stock or Preferred Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of such Common Stock or Preferred Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Common Stock or Preferred Stock), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise.

     SECTION 7.2. RESTRICTION ON TRANSFERS. Subject to the provisions of Section
7.9 of this Article VII:

          (i) from the Initial Date and prior to the Restriction Termination Date, no Person shall Beneficially Own shares of Common Stock or Preferred Stock in excess of the Ownership Limit, and no Person shall Constructively Own shares of Common Stock or Preferred Stock in excess of 9.8% of the outstanding Common Stock and/or the Preferred Stock;

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
          (ii) from the Initial Date and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person
     Beneficially Owning Common Stock or Preferred Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such shares of Common Stock or Preferred Stock, as the case may be, which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock;

          (iii) from the Initial Date and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Constructively Owning Common Stock or Preferred Stock in excess of 9.8% of the outstanding Common Stock or Preferred Stock shall be void ab initio as to the Transfer of such shares of Common Stock or Preferred Stock which would be otherwise Constructively Owned by such Person in excess of such amount; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock; and

          (iv) from the Initial Date and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Common Stock or Preferred Stock being Beneficially Owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such shares of Common Stock or Preferred Stock which would be otherwise beneficially owned by the transferee; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock.

     SECTION 7.3. REMEDIES FOR BREACH. If the Board of Directors or its designees shall at any time determine in good faith that a Transfer has taken place in violation of Section 7.2 of this Article VII or that a Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of Common Stock or Preferred Stock of the Corporation in violation of Section 7.2 of this Article VII, the Board of Directors or its designees shall take such action as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation, instituting proceedings to enjoin such Transfer or redeeming the shares of Common Stock or Preferred Stock purported to be transferred for an amount equal to their Redemption Price.

     SECTION 7.4. NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts to acquire Common Stock or Preferred Stock in violation of Section 7.2 of this Article VII, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation's status as a REIT.

     SECTION 7.5. OWNERS REQUIRED TO PROVIDE INFORMATION. From the Initial Date and prior to the Restriction Termination Date,

          (i) every Beneficial Owner of more than 5% (or such other percentage, between 1/2 of 1% and 5%, as provided in the Code) of the outstanding Common Stock or the outstanding Preferred Stock of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares of Common Stock or Preferred Stock Beneficially Owned, and description of how such shares are held. Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT.

          (ii) each Person who is a Beneficial Owner or Constructive Owner of Common Stock or Preferred Stock and each Person (including the shareholder of record) who is holding Common Stock or Preferred Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT.

     SECTION 7.6.  REMEDIES NOT LIMITED.  Subject to the  provisions  of Section
7.12 of this Article VII, nothing contained in this Article VII shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT.

     SECTION 7.7. AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of Section 7.1 of this Article VII, including any definition contained in Section 7.1, the Board of Directors shall have the power to determine the application of the provisions of this Article VII with respect to any situation based on the facts known to it.

     SECTION 7.8. MODIFICATION OF OWNERSHIP LIMIT. Subject to the limitations provided in Section 7.9, the Board of Directors may from time to time adjust the Ownership Limit with regard to any Person.

     SECTION 7.9. LIMITATIONS ON MODIFICATIONS.

          (i) If the Ownership Limit of any Person shall be increased, the Ownership Limit of all other Persons shall be adjusted such that no five Persons Beneficially Own in excess of 49% of the Common Stock and/or the Preferred Stock.

          (ii) Prior to the  modification  of any  Ownership  Limit  pursuant to
     Section 7.8 or Section 7.10 of this Article VII, the Board of Directors of the Corporation may require such opinions of counsel, affidavits, undertaking or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT.

     SECTION 7.10. EXCEPTIONS.

          (i) The Board of Directors, with a ruling from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the Ownership Limits if such Person is not an individual for purposes of Section 542(a)(2) of the Code as modified by Section 856(h) of the Code, and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership of such Common Stock or Preferred Stock will violate the Ownership Limit and agrees that any violation or attempted violation will result in the redemption of such Common Stock or Preferred Stock, as the case may be, in accordance with this Article VII.

          (ii) The Board of Directors, with a ruling from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the limitation on a Person Constructively Owning shares of Common Stock or Preferred Stock in excess of 9.8% of the outstanding Common Stock or Preferred Stock, as the case may be, if such Person does not and represents that it will not own, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than 9.8% interest (as set forth in Section 856(d)(2)(B)), in a tenant of the Corporation and the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and agrees that any violation or attempted violation will result in the exemption of such shares of Common Stock or Preferred Stock in excess of 9.8% of the outstanding Common Stock or Preferred Stock, as the case may be, in accordance with this Article VII.

     SECTION 7.11. TERMINATION OF REIT STATUS. The Corporation shall maintain its status as a REIT until such time as the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT.

     SECTION 7.12. NEW YORK STOCK EXCHANGE TRANSACTIONS. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange. The fact that any settlement of any transaction occurs shall not negate the effect of any other provision of this
Article VII and any transferee in such a transaction shall be subject to all provisions and limitations set forth in this Article VII.

     SECTION 7.13. (a) LEGEND. Each certificate for Common Stock and Preferred Stock shall bear substantially the following legend:

     "THE SHARES OF [COMMON STOCK] [PREFERRED STOCK] REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR THE PURPOSE, AMONG OTHERS, OF THE CORPORATION'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. NO PERSON MAY BENEFICIALLY OWN SHARES OF (i) COMMON STOCK IN EXCESS OF 9.8% (OR SUCH OTHER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE CORPORATION) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION, OR
     (ii)PREFERRED STOCK IN EXCESS OF 9.8% (OR SUCH OTHER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE CORPORATION) OF THE OUTSTANDING PREFERRED STOCK OF THE CORPORATION AND NO PERSON MAY CONSTRUCTIVELY OWN SHARES OF COMMON STOCK AND/OR PREFERRED STOCK IN EXCESS OF THE ABOVE LIMITATIONS. ANY PERSON WHO ATTEMPTS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK AND/OR PREFERRED STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. ANY TRANSFER WHICH IF EFFECTIVE WOULD CAUSE ANY PERSON TO BENEFICIALLY OWN MORE THAN 9.8% OF THE OUTSTANDING COMMON STOCK AND/OR PREFERRED STOCK OF THE CORPORATION (OR SUCH OTHER LIMITS AS THE BOARD OF DIRECTORS OF THE CORPORATION SHALL DETERMINE) SHALL BE VOID AB INITIO. AMONG OTHER THINGS, IF THE BOARD OF DIRECTORS DETERMINES THAT A PURPORTED TRANSFER, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING RESTRICTIONS, THE PURPORTED TRANSFEREE OF SUCH SHARES SHALL BE DEEMED TO HAVE GRANTED AN OPTION TO THE CORPORATION TO ACQUIRE SUCH SHARES AT A PRICE EQUAL TO THE LESSER OF: (i) THE PRICE TO BE PAID IN THE TRANSACTION WHICH, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING LIMITATIONS; OR (ii) THE FAIR MARKET VALUE OF SUCH SHARES AS OF THE DATE OF EXERCISE OF SUCH OPTION. ALL TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CORPORATION'S CHARTER, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE SHARES OF [COMMON STOCK] [PREFERRED STOCK] REPRESENTED HEREBY MAY BE AUTOMATICALLY REDEEMED."

               (b) Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

     SECTION 7.14. SEVERABILITY. If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

                                  ARTICLE VIII

                                   AMENDMENTS

     The Corporation reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this charter, of any shares of outstanding stock; except that no amendment which would change any rights with respect to any outstanding Common Stock, by reducing the amount payable thereon upon liquidation of the Corporation, or by diminishing or eliminating any voting rights pertaining thereto, may be made unless approved by the vote of the holders of two-thirds of the outstanding Common Stock. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation.

                                   ARTICLE IX

                             LIMITATION OF LIABILITY

     To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

     THIRD, The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

     FOURTH, The current address of the principal office of the Corporation in the State of Maryland is as set forth in Article IV of the foregoing amendment and restatement of the charter.

     FIFTH, The name and address of the Corporation's current resident agent in the State of Maryland is as set forth in Article IV of the foregoing amendment and restatement of the charter.

     SIXTH, The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.

     SEVENTH, The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 1,000 shares, $.01 par value per share, all of one class. The aggregate par value of all shares of stock having par value was $10.00.

     EIGHTH, The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 210,000,000 shares of stock, consisting of 200,000,000 shares of Common Stock, $.01 par value per share, 10,000,000 shares of Preferred Stock, $.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $2,100,000.

     NINTH, The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this _____ day of ____________, 2000.

                                    FFCA MARYLAND CORP.


                                    By                                    (SEAL)
                                       ----------------------------------
                                        Christopher H. Volk, President
ATTEST:


-----------------------------------
Dennis L. Ruben, Secretary

                                                                      APPENDIX B

                                     BYLAWS

                    FRANCHISE FINANCE CORPORATION OF AMERICA
                          (ADOPTED _____________, 2000)


                                    ARTICLE I

                                     OFFICES

     SECTION 1. PRINCIPAL OFFICE. The principal office of the Corporation in the State of Maryland shall be located at such place or places in the State of Maryland as the Board of Directors may designate.

     SECTION 2. ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     SECTION 1. PLACE. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be determined by the Board of Directors and stated in the notice of the meeting.

     SECTION 2. ANNUAL MEETING. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on a date and at the time set by the Board of Directors during the month of May.

     SECTION 3. SPECIAL MEETINGS.

          (a) GENERAL. The chairman of the board, the chief executive officer, the president or a majority of the members of the Board of Directors may call a special meeting of the stockholders. Subject to subSection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation upon the written request of the stockholders entitled to cast not less than 10% of all the votes entitled to be cast at such meeting.

          (b) STOCKHOLDER REQUESTED SPECIAL MEETINGS.

               (i) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the "Record Date Request Notice") by registered mail, return receipt requested, request the Board of Directors to set a record date to determine the stockholders entitled to request a special meeting (the "Request Record Date"). The Record Date Request Notice shall set forth the purpose of the requested special meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their duly authorized proxies or other agents), shall bear the date of signature of each such stockholder (or proxy or other agent) and shall set forth all information relating to each such stockholder that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest at the requested special meeting is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder. Upon receiving the Record Date Request Notice, the Board of Directors may set a Request Record Date. The Request Record Date shall not precede and shall not be more than 20 days after the close of business on the date on which the resolution setting the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within 20 days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution setting the Request Record Date and issue a public announcement of such Request Record Date, the Request Record Date shall be the close of business on the twentieth day after the first date on which the Record Date Request Notice is actually received by the secretary.

               (ii) In order for any stockholder to request a special meeting, one or more written requests for a special meeting, signed by stockholders of record (or their duly authorized proxies or other agents) as of the Request Record Date entitled to cast not less than a majority (the "Special Meeting Percentage") of all of the votes entitled to be cast at such meeting (the "Special Meeting Request") shall be delivered to the secretary. In addition, the Special Meeting Request shall set forth the purpose of the meeting and the matters proposed to be acted on at the meeting (which shall be limited to the matters set forth in the Record Date Request Notice received by the secretary of the Corporation), shall bear the date of signature of each such stockholder (or proxy or other agent) signing the Special Meeting Request, shall set forth the name and address of each stockholder signing such request, as they appear in the Corporation's stock ledger, and a current name and address, if different, (or on whose behalf the Special Meeting Request is signed) and the class and number of shares of stock of the Corporation which are owned of record and beneficially by each such stockholder, shall be sent to the secretary by registered mail, return receipt requested, and shall be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

               (iii) The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of the special meeting (including the Corporation's proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (ii) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the mailing of any notice of the meeting.

               (iv) Except as provided in the next sentence, any special meeting shall be held at such place, date and time as may be designated by the chairman of the board, the chief executive officer, the president or the Board of Directors, whoever has called the meeting. In the case of any special meeting called by the secretary upon the request of stockholders (a "Stockholder Requested Meeting"), if the Board of Directors fails to set a record date for such meeting (the "Meeting Record Date") that is a date within 30 days after the date that a valid Special Meeting Request is actually received by the secretary (the "Delivery Date"), then the close of business on the thirtieth day after the Delivery Date shall be the Meeting Record Date. In the case of any Stockholder Requested Meeting, such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder Requested Meeting shall be not more than 90 days after the Meeting Record Date; and provided further that if the Board of Directors fails to designate, within 10 days after the Delivery Date, a date and time for a Stockholder Requested Meeting, then such meeting shall be held at 2:00 p.m. local time on the ninetieth day after the Meeting Record Date or, if such ninetieth day is not a Business Day (as defined below), on the immediately preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder Requested Meeting within 10 days after the Delivery Date, then such meeting shall be held at the principal executive offices of the Corporation. In setting a date for any special meeting, the chairman of the board, the chief executive officer, the president or the Board of Directors may consider such factors as he, she or it deems relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for a meeting and any plan of the Board of Directors to call an annual meeting or a special meeting.

               (v) If at any time as a result of written revocations of requests for a special meeting, stockholders of record (or their duly authorized proxies or other agents) as of the Request Record Date for the meeting entitled to cast less than the applicable Special Meeting Request Percentage shall have delivered and not revoked requests for the special meeting, the secretary may refrain from mailing the notice of the meeting or, if the notice of the meeting has been mailed, the secretary may revoke the notice of the meeting at any time before 10 days prior to the meeting if the secretary has first sent to all other requesting stockholders written notice of such revocation and of the intention to revoke the notice of the meeting. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

               (vi) The chairman of the board, the chief executive officer, the president or Board of Directors may appoint one or more independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported request shall be deemed to have been received by the secretary until the earlier of (A) five Business Days after actual receipt by the secretary of such purported request and (B) such date as the inspectors certify to the Corporation that the valid requests received by the secretary represent at least a majority of the issued and outstanding shares of stock that would be entitled to vote at such meeting. Nothing contained in this paragraph (vi) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

               (vii) For purposes of these Bylaws, "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Maryland are authorized or obligated by law or executive order to close.

     SECTION 4. NOTICE. Not less than 10 nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail, by presenting it to such stockholder personally, by leaving it at his residence or usual place of business or by any other means authorized by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at his or her post office address as it appears on the records of the Corporation, with postage thereon prepaid. Notwithstanding the foregoing provision for notice, a waiver of notice in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting in person or by proxy, shall be deemed equivalent to the giving of such notice to such persons.

     SECTION 5. SCOPE OF NOTICE. Any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

     SECTION 6. ORGANIZATION. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors for that purpose or, in the absence of such appointment, by the chairman of the board or in the case of vacancy in office or absence of the chairman of the board, by one of the following officers present at the meeting in the order stated: the chief executive officer, the chief operating officer, the president, the vice presidents in their order of rank and seniority, or in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary, or, in the secretary's absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, a person appointed by the Board of Directors or, in the absence of such appointment, by the chairman shall act as secretary. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with the rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all acts as, in the discretion of the chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or the chairman of the meeting, may include, without limitation, the following: (a) restrictions on admissions to the meeting after the time fixed for the commencement thereof; (b) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman may determine; (c) limitations on participation at the meeting on any matter to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman may determine; (d) limitations on the time allotted to questions or comments by participants; (e) establishment of an agenda or order of business for the meeting; (f) rules and procedures for maintaining order at the meeting and the safety of those present; and (g) recessing or adjourning the meeting to a later date and time and place announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

     SECTION 7. QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this Section shall not affect any requirement under any statute or the charter of the Corporation for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the stockholders, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

     The stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     SECTION 8. VOTING. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted, without cumulation, for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Corporation. Unless otherwise provided in the charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

     SECTION 9. PROXIES. A stockholder may cast the votes entitled to be cast by the shares of the stock owned of record by the stockholder either in person or by proxy, by the stockholder or by the stockholder's duly authorized agent in any manner authorized by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting, for so long as the polls are open. No proxy is valid more than eleven months after the date of its execution, unless otherwise provided in the proxy.

     SECTION 10. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his name as such fiduciary, either in person or by proxy.

     Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

     The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the

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certification  may be made, the form of certification  and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

     Notwithstanding any other provision of the charter of the Corporation or these Bylaws, Title 3, Subtitle 7 of the Corporations and Associations Article of the Annotated Code of Maryland (or any successor statute) shall not apply to any acquisition by any person of shares of stock of the Corporation. This
Section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

     SECTION 11. INSPECTORS. The Board of Directors, in advance of any meeting, may, but need not, appoint one or more inspectors. If no such inspector is appointed by the Board of Directors, at any meeting of stockholders, the chairman of the meeting may appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the stockholders.

     Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

     SECTION 12. NOMINATIONS AND PROPOSALS BY STOCKHOLDERS.

          (a) ANNUAL MEETINGS OF STOCKHOLDERS.

               (i) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 12(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(a).

               (ii) For nominations for election to the Board of Directors or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this Section 12, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for action by stockholders. To be timely, a stockholder's notice must be delivered to the secretary at the principal executive offices of the Corporation by not later than the close of business on the ninetieth day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting nor earlier than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting (except, however, that notice of nominations for election to the Board of Directors or other business to be brought before the 2001 annual meeting must be delivered not later than February 15, 2001 nor earlier than December 1, 2000); provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the mailing of the notice for the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the ninetieth day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Corporation. In no event shall the public announcement of a postponement of the mailing of the notice for such annual meeting or of an adjournment or postponement of an annual meeting to a later date or time commence a new time period for the giving of a stockholder's notice as described above. A stockholder's notice to be proper must set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director (1) the name, age, business address and residence address of such person, (2) the class and number of shares of stock of the Corporation that are beneficially owned or owned of record by such person, and (3) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder (including any anticipated benefit to the stockholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such stockholder, as they appear on the Corporation's stock ledger and current name and address, if different, and of such beneficial owner, and (2) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

               (iii) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 12 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the Corporation of such action or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, a stockholder's notice required by this Section 12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day immediately following the day on which such public announcement is first made by the Corporation.

          (b) SPECIAL MEETINGS OF STOCKHOLDERS. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected
     (i)  pursuant to the  Corporation's  notice of  meeting,  (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 12(b) and at the time of the special meeting, who is entitled to vote at the meeting, and who complied with the notice procedures set forth in this
     Section 12(b). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position as specified in the Corporation's notice of meeting, if the stockholder's notice containing the information required by paragraph (a)(ii) of this Section 12 shall have been delivered to the secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a stockholder's notice as described above.

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
          (c) GENERAL.

               (i) Only such persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to serve as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. The chairman of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 12 and, if any proposed nomination or other business is not in compliance with this Section 12, to declare that such nomination or proposal shall be disregarded.

               (ii) For purposes of this Section 12, (A) the "date of mailing of the notice" shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (B) "public announcement" shall mean disclosure (1) in a press release either transmitted to the principal securities exchange on which shares of the Corporation's common stock are traded or reported by a recognized news service or (2) in a document publicly filed by the Corporation with the United States Securities and Exchange Commission.

               (iii) Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12. Nothing in this Section 12 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     SECTION 13. VOTING BY BALLOT. Voting on any question or in any election may be VIVA VOCE unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

                                  ARTICLE III

                                    DIRECTORS

     SECTION 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

     SECTION 2. NUMBER, TENURE AND QUALIFICATIONS. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the Maryland General Corporation Law, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. A director need not be a stockholder in the corporation.

     SECTION 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

     SECTION 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or by any two of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without other notice than such resolution.

     SECTION 5. NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each director at his business, electronic mail or residence address. Notice by personal delivery, telephone, electronic mail, facsimile transmission or courier shall be given at least 48 hours prior to the meeting. Notice by United States mail shall be given at least five business days prior to the meeting and shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Telephone notice shall be deemed to be given when the director or the director's agent is personally given such notice in a telephone call to which the director or the director's agent is a party. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Electronic mail shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Notice by courier shall be deemed to be given upon delivery to the address given to the Corporation by the director and receipt by such courier of a signature evidencing delivery thereat. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

     SECTION 6. QUORUM. A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the charter of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.

     The directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

     SECTION 7. VOTING. The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute. If enough directors have withdrawn from a meeting to leave less than a quorum but the meeting is not adjourned, the action of the majority of the directors still present at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law.

     SECTION 8. ORGANIZATION. At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as Chairman. In the absence of both the chairman and vice chairman of the board, the chief executive officer or in the absence of the chief executive officer, the president or in the absence of the president, a director chosen by a majority of the directors present, shall act as Chairman. The secretary or, in his or her absence, an assistant secretary of the Corporation, or in the absence of the secretary and all assistant secretaries, a person appointed by the Chairman, shall act as Secretary of the meeting.

     SECTION 9. TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

     SECTION 10. INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board of Directors.

     SECTION 11. VACANCIES. If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder (even if fewer than three directors remain). Any vacancy on the Board of Directors, whether resulting from an increase in the number of directors or otherwise, may be filled only may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies.

     Any director of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, the chairman of the board, the president or the secretary. Any resignation shall take effect at the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

     SECTION 12. COMPENSATION. Directors shall receive compensation for their service as directors as may be determined by the Board of Directors; provided, however, that no officer of the Corporation shall receive any compensation for serving as a director of the Corporation. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they performed or engaged in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 13. LOSS OF DEPOSITS. No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.

     SECTION 14. SURETY BONDS. Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his duties.

     SECTION 15. RELIANCE. Each director, officer, employee and agent of the Corporation shall, in the performance of his duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the advisers, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

     SECTION 16. CERTAIN RIGHTS OF DIRECTORS. The directors shall have no responsibility to devote their full time to the affairs of the Corporation.

                                   ARTICLE IV

                                   COMMITTEES

     SECTION 1. NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.

     SECTION 2. POWERS. The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.

     SECTION 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or a majority of the members of any committee (if there are two or more members) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member. Each committee shall keep minutes of its proceedings.

     SECTION 4. TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

     SECTION 5. INFORMAL ACTION BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.

     SECTION 6. VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

                                   ARTICLE V

                                    OFFICERS

     SECTION 1. NUMBER. The officers of the Corporation shall be a president, a secretary and a treasurer and may include a chief executive officer, a chairman of the board, a chief operating officer, a vice chairman of the board, one or more vice presidents and such other officers, including one or more assistant treasurers and assistant secretaries, with such powers and duties as the Board of Directors shall deem necessary or desirable. Any two or more offices may be held by the same person, except those of chairman and vice chairman or president and vice president, respectively, may not be held concurrently by the same person. The Board of Directors may establish and elect one or more officers of the Board of Directors, which officers of the Board of Directors shall not be deemed to be officers of the Corporation.

     SECTION 2. ELECTION, TERM OF OFFICE AND QUALIFICATIONS. The officers shall be elected annually by the Board of Directors at the first meeting of the Board of Directors after each annual meeting of stockholders, except that the chairman of the board or the chief executive officer may appoint one or more vice presidents, assistant secretaries and assistant treasurers. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Election or appointment of an officer shall not of itself create contract rights between the Corporation and such officer.

     The Board of Directors may from time to time authorize any officer or officers to appoint and remove officers, agents and employees and to prescribe their powers and duties. Such officers, agents and employees shall have such authority and perform such duties as the Board of Directors or the officer or officers appointing the same may from time to time prescribe. Unless otherwise set forth in a written agreement between an officer and the Corporation or otherwise prescribed by the Board of Directors or the officer or officers appointing the same, officers shall hold their respective office until the next annual election of officers and until a successor shall have been duly elected and qualified, or until the death, resignation or removal in the manner hereinafter provided of any such officer.

     SECTION 3. DUTIES. The respective officers of the Corporation shall have such authority, responsibilities and duties as may be prescribed therefor from time to time by resolution of the Board of Directors or by a written agreement between any such officer and the Corporation or as the officer or officers appointing the same may prescribe.

     SECTION 4. REMOVAL. Any officer may be removed, either with or without cause, by the vote of a majority of the Board of Directors if the Board of Directors in its judgment finds that the best interests of the Corporation will be served or, except in the case of any officer elected or appointed by the Board of Directors, by any superior officer, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     SECTION 5. RESIGNATIONS. Subject to the terms of a written agreement between an officer and the Corporation, any officer may resign at any time by giving written notice to the Board of Directors or to the president or to the secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Such resignation shall be without prejudice to the rights, if any, of the Corporation.

     SECTION 6. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for regular election or appointment to such office.

     SECTION 7. SALARIES. The salaries of the senior executive officers shall be fixed from time to time by the Board of Directors or a committee thereof and may be evidenced by a written agreement executed from time to time between the Corporation and any of such officers. The salaries of all other officers and employees of the Corporation shall be fixed by the senior executive officers in accordance with the policies of the Corporation. No officer shall be prevented from receiving such salary by reason of the fact that such officer is also a director of the Corporation or a member of any committee.

     SECTION 8. ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS. Unless otherwise directed by the Board of Directors, the chairman or the vice chairman of the board, the chief executive officer, the president or any officer of the Corporation authorized by the chairman of the board, the chief executive officer or the president shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership or securities in such other corporation.

     SECTION 9. CHAIRMAN OF THE BOARD. The chairman of the board shall perform such functions and duties as from time to time may be assigned to him or her by the Board of Directors. The chairman of the board, if present, shall preside at all meetings of the stockholders and all meetings of the Board of Directors. The chairman of the board shall in addition be the chief executive officer of the Corporation and shall have the powers and duties of such office.

     SECTION 10. VICE CHAIRMAN OF THE BOARD. The vice chairman of the board, if any, shall perform such functions and duties as from time to time may be assigned to him or her by the Board of Directors. The vice chairman of the Board, if present, shall preside in the absence of the chairman of the board at all meetings of the stockholders and all meetings of the Board of Directors.

     SECTION 11. CHIEF EXECUTIVE OFFICER. The chief executive officer of the Corporation shall, subject to the direction of the Board of Directors, have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation.

     SECTION 12. CHIEF OPERATING OFFICER. The chief operating officer of the Corporation shall have the responsibilities and duties as set forth by the Board of Directors and the chief executive officer.

     SECTION 13. PRESIDENT. The president of the Corporation shall perform such functions and duties as from time to time may be assigned to him or her by the Board of Directors or the Chief Executive Officer. In the absence or disability of the chief operating officer, the president shall be the chief operating officer and shall perform the duties and exercise the powers of the chief operating officer. In the absence of the chief executive officer, or if there be none, the president shall be the chief executive officer and shall perform the duties and exercise the powers of the chief executive officer.

     SECTION 14. VICE PRESIDENTS. In the absence or disability of the president, the vice president, if any (or in the event there is more than one, the vice presidents in the order designated or, in the absence of any designation, then in the order of their election), shall perform the duties and exercise the powers of the president. The vice president(s) also generally shall assist the president, the chief executive officer and the chief operating officer and shall perform such other duties and have such other powers as from time to time may be prescribed by the Board of Directors.

     SECTION 15. SECRETARY. The secretary shall attend all meetings of the Board of Directors and of the stockholders and shall record all votes and the proceedings of all meetings in a book to be kept for such purposes. The secretary also shall perform like duties for the committees, if required by any such committee. The secretary shall give (or cause to be given) notice of all meetings of stockholders and all special meetings of the Board and shall perform such other duties as from time to time may be prescribed by the Board of Directors, the chairman or vice chairman of the board or the president. The secretary shall have custody of the seal of the Corporation, shall have authority (as shall any assistant secretary) to affix the same to any instrument requiring it, and to attest the seal by his or her signature. The Board of Directors may give general authority to officers other than the secretary or any assistant secretary to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

     SECTION 16. ASSISTANT SECRETARY. The assistant secretary, if any (or in the event there is more than one, the assistant secretaries in the order designated, or in the absence of any designation, in the order of their election), in the absence or disability of the secretary, shall perform the duties and exercise the powers of the secretary. The assistant secretary(ies) shall perform such other duties and have such other powers as from time to time may be prescribed by the Board of Directors.

     SECTION 17. TREASURER. The treasurer shall be the chief financial officer of the Corporation and shall monitor the custody of the corporate funds, securities, other similar valuable effects, and evidences of indebtedness, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and payroll matters and shall cause to be deposited all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as from time to time may be designated by the Board of Directors. The treasurer shall cause to be disbursed the funds of the Corporation in such manner as may be ordered by the Board of Directors from time to time and shall render to the chairman or vice chairman of the board, the president and the Board, at regular meetings of the Board or whenever any of them may so require, an account of all transactions and of the financial condition of the Corporation.

     SECTION 18. ASSISTANT TREASURER. The assistant treasurer, if any (or in the event there is more than one, the assistant treasurers in the order designated, or in the absence of any designation, in the order of their election), in the absence or disability of the treasurer, shall perform the duties and exercise the powers of the treasurer. The assistant treasurer(s) shall perform such other duties and have such other powers as from time to time may be prescribed by the Board of Directors.

                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

     SECTION 1. CONTRACTS. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the directors or by an authorized person shall be valid and binding upon the Board of Directors and upon the Corporation when authorized or ratified by action of the Board of Directors.

     SECTION 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officers or agents of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

     SECTION 3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

                                  ARTICLE VII

                                      STOCK

     SECTION 1. CERTIFICATES. Each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him in the Corporation. Each certificate shall be signed by the chairman of the board, the vice chairman of the board, the president or a vice president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and may be sealed with the seal, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes of stock, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. If the Corporation has authority to issue stock of more than one class, the certificate shall contain on the face or back a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class of stock and, if the Corporation is authorized to issue any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series. In lieu of such statement or summary, the certificate may state that the Corporation will furnish a full statement of such information to any stockholder upon request and without charge. If any class of stock is restricted by the Corporation as to transferability, the certificate shall contain a full statement of the restriction or state that the Corporation will furnish information about the restrictions to the stockholder on request and without charge.

     SECTION 2. TRANSFERS. Upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

     Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the charter of the Corporation and all of the terms and conditions contained therein.

     SECTION 3. REPLACEMENT CERTIFICATE. Any officer designated by the Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Board of Directors may, in his discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

     SECTION 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

     In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than 20 days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days before the date of such meeting.

     If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the thirtieth day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

     When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when the determination has been made through the closing of the stock transfer books and the stated period of closing has expired in which case a new record date shall be determined as set forth herein.

     SECTION 5. STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

     SECTION 6. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

                                  ARTICLE VIII

                                 ACCOUNTING YEAR

     The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

                                   ARTICLE IX

                                  DISTRIBUTIONS

     SECTION 1. AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the charter of the Corporation. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the charter.

     SECTION 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X

                                INVESTMENT POLICY

     Subject to the provisions of the charter of the Corporation, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

                                   ARTICLE XI

                                      SEAL

     SECTION 1. SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the words "Incorporated Maryland." The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

     SECTION 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "[SEAL]" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

                                  ARTICLE XII

               INDEMNIFICATION AND ADVANCE OF EXPENSES; INSURANCE

     To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation and who is made a party to the proceeding by reason of his service in that capacity or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his service in that capacity. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

     Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

     The Corporation shall have the power to purchase and maintain insurance on behalf of any person to the fullest extent permitted by Section 2-418(k) of the Maryland General Corporation Law, or any successor statute. The rights to indemnification set forth in the charter or in these Bylaws are in addition to all rights which any such indemnitee may be entitled as a matter of law and shall inure to the benefit of the heirs and personal representatives of each such indemnitee.

                                  ARTICLE XIII

                                WAIVER OF NOTICE

     Whenever any notice is required to be given pursuant to the charter of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE XIV

                               AMENDMENT OF BYLAWS

     The Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

                          PROXY/VOTING INSTRUCTION CARD

                    FRANCHISE FINANCE CORPORATION OF AMERICA
      c/o Gemisys Transfer Agents, P.O. Box 3287, Englewood, CO 80155-3287

                        ANNUAL MEETING DATE: MAY 10, 2000
      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

The undersigned shareholder of Franchise Finance Corporation of America (the "Company"), a Delaware corporation, hereby constitutes and appoints John R. Barravecchia and Dennis L. Ruben, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company's $.01 par value common stock held of record by the undersigned on March 15, 2000, and as fully as the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders to be held at The Fairmont Scottsdale Princess, 7575 East Princess Drive, Scottsdale, Arizona on Wednesday, May 10, 2000 at 10:00 a.m. local time, and at any postponements or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL LISTED NOMINEES TO THE BOARD OF DIRECTORS AND FOR EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

Please mark boxes [X] in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

1.   Election of Directors.

     [ ] FOR ALL NOMINEES LISTED BELOW        [ ]  WITHHOLD AUTHORITY
         (except as marked to the contrary         to vote all nominees listed
         below)                                    below

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

Morton H. Fleischer, Willie R. Barnes, Kelvin L. Davis, Kathleen H. Lucier, Dennis E. Mitchem, Louis P. Neeb, Kenneth B. Roath, Casey J. Sylla, Christopher
H. Volk and Shelby Yastrow

2. Proposal to amend the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") to extend the term of the Stock Option Plan to June 1, 2004.

         [ ]  FOR              [ ]  AGAINST              [ ] ABSTAIN

3. Proposal to change the state of incorporation of the Company from Delaware to Maryland.

         [ ]  FOR              [ ]  AGAINST              [ ] ABSTAIN

4. Proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

         [ ]  FOR              [ ]  AGAINST              [ ] ABSTAIN

5.   In the  discretion of such proxy  holders,  upon such other business as may
     properly  come  before  the  Meeting  or  any  and  all   postponements  or
     adjournments thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated March 31, 2000 and the Proxy Statement furnished therewith.

                                   Dated                                  2000
                                         -------------------------------

                                   ---------------------------------------------
                                   Authorized Signature

                                   ---------------------------------------------
                                   Title

                                   ---------------------------------------------
                                   Authorized Signature

                                   ---------------------------------------------
                                   Title

--FOLD HERE                                                                 ----

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

TO SAVE THE COMPANY ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

NON-VOTING INSTRUCTIONS

     [ ] ANNUAL MEETING. Please check here to indicate that you plan to attend the Annual Meeting of Shareholders on May 10, 2000.

--FOLD HERE                                                                 ----